PLAN AND AGREEMENT OF TRIANGULAR MERGER
                                     BETWEEN
                              MED-X SYSTEMS, INC.,
                      CRANSTON, INC. (A NEVADA CORPORATION)
                                       AND
                     CRANSTON, INC. (A NEW YORK CORPORATION)

     MED-X SYSTEMS, INC., a Nevada corporation ("Med-X"), EQUITABLE ASSETS, INC., a Nevada corporation, the controlling stockholder of Med-X (the "Med-X Controlling Stockholder"), CRANSTON, INC., a Nevada corporation (the "Subsidiary"), and CRANSTON, INC., a New York corporation ("Cranston"), hereby agree as follows:

     WHEREAS,  the  Subsidiary  is  a  wholly-owned  subsidiary  of  Med-X;  and

     WHEREAS, Cranston desires to merge with and into the Subsidiary (the "Merger"); and

     WHEREAS, as a result of the Merger, the stockholders of Cranston (the "Cranston Stockholders") will receive shares of the common stock of Med-X, no par value per share (the "Med-X Common Stock") in exchange for all of their shares of the common stock of Cranston, no par value per share (the "Cranston Common Stock"); and

     NOW, THEREFORE, in consideration of the foregoing and the following mutual covenants and agreements, the parties agree as follows:

     1.     Plan  Adopted.  A  plan  of  merger whereby Cranston merges with and
            -------------
into  the  Subsidiary  (this  "Plan  of  Merger"), pursuant to the provisions of
Article 9 of the New York Business Corporation Law (the "NYBCL"), Chapter 92A of the Nevada Revised Statutes (the "NRS"), and Section 368(a)(2)(D) of the Internal Revenue Code of 1986, as amended, is adopted as follows:

          (a) Cranston shall be merged with and into the Subsidiary, to exist and be governed by the laws of the State of Nevada.

          (b) The Subsidiary shall be the surviving corporation (the "Surviving Corporation") and will continue to be a wholly-owned subsidiary of Med-X.

          (c) When this Plan of Merger shall become effective, the separate existence of Cranston shall cease and the Surviving Corporation shall succeed, without other transfer, to all the rights and properties of Cranston and shall be subject to all the debts and liabilities of such corporation in the same manner as if the Surviving Corporation had itself incurred them. All rights of creditors and all liens upon the property of each constituent entity shall be preserved unimpaired, limited in lien to the property affected by such liens immediately prior to the Merger.

          (d) The Surviving Corporation will be responsible for the payment of all fees and franchise taxes of the constituent entities payable to the States of Nevada and New York, if any.

          (e) The Surviving Corporation will carry on business with the assets of Cranston, as well as the assets of the Subsidiary.

          (f) The Surviving Corporation will be responsible for the payment of the fair value of shares, if any, required under Article 9 of the NYBCL or Chapter 92A of the NRS.

          (g) The Cranston Stockholders will surrender all of their shares of the Cranston Common Stock in the manner hereinafter set forth.

          (h) In exchange for the shares of the Cranston Common Stock surrendered by the Cranston Stockholders, Med-X will issue and transfer to them on the basis hereinafter set forth, shares of the Med-X Common Stock.

          (i) A copy of this Plan of Merger will be furnished by the Surviving Corporation, on request and without cost, to any stockholder of any constituent corporation.

          (j) The authorized capital stock of the Subsidiary is 200,000,000 shares of common stock, par value $0.001 per share (the "Subsidiary Common Stock"), of which one share is issued and outstanding, and 50,000,000 shares of preferred stock, par value $0.001 per share, of which none are issued or outstanding.

          (k) The authorized capital stock of Cranston is 200 shares of common stock, no par value per share, of which 200 shares are issued and outstanding.

     2.     Effective  Date.  The  effective  date of the Merger (the "Effective
            ---------------
Date") shall be the date of the filing of Articles of Merger and a Certificate of Merger for the Subsidiary and Cranston in the States of Nevada and New York, respectively.

     3.     Submission  to Stockholders.  This Plan of Merger shall be submitted
            ---------------------------
for approval separately to the Cranston Stockholders and the stockholders of the Subsidiary in the manner provided by the laws of the States of New York and Nevada.

     4.     Manner  of  Exchange.  On  the  Effective  Date,  the  Cranston
            --------------------
Stockholders shall surrender their stock certificates representing all of the issued and outstanding shares of the Cranston Common Stock to the Subsidiary in exchange for certificates representing the shares of the Med-X Common Stock to which they are entitled. Following the receipt of the shares of the Cranston Common Stock by the Subsidiary, the shares of the Cranston Common Stock shall be cancelled. The one share of the Subsidiary Common Stock shall remain issued and outstanding.

     5.     Basis  of  Exchange.  The  Cranston  Stockholders  currently own 200
            -------------------
shares of the Cranston Common Stock, which shares constitute all of the issued and outstanding shares of the capital stock of Cranston. As a result of the Merger, the Cranston Stockholders shall be entitled to receive, in exchange for all of their Cranston Common Stock, 20,000,000 shares of the Med-X Common Stock on the basis of 100,000 shares of the Med-X Common Stock for each share of the Cranston Common Stock held by each of the Cranston Stockholders.

     6.     Restricted  Shares.  All  shares  of  the  Med-X  Common Stock to be
            ------------------
received by the Cranston Stockholders hereunder shall be restricted in their resale as provided in the Securities Act of 1933, as amended (the "Securities Act"), and shall contain a legend as required by the Securities Act, which shall read as follows:

     THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND NEITHER SUCH
     SHARES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT.

     7.     Directors  and  Officers  of  the  Surviving  Corporation.
            ----------------------------------------------------------

          (a) Following the Merger, the present Board of Directors of Cranston shall serve as the Board of Directors of the Surviving Corporation until the next annual meeting or until such time as their successors have been elected and qualified.

          (b) If a vacancy shall exist on the Board of Directors of the Surviving Corporation on the Effective Date, such vacancy may be filled by the Board of Directors of the Surviving Corporation as provided in the Bylaws of the Surviving Corporation.

          (c) All persons who, on the Effective Date, are executive or administrative officers of Cranston shall be the officers of the Surviving
Corporation until the Board of Directors of the Surviving Corporation shall otherwise determine. The Board of Directors of the Surviving Corporation may elect or appoint such additional officers as it may deem necessary or appropriate.

     8.     Articles  of  Incorporation.  The  Articles  of Incorporation of the
            ---------------------------
Subsidiary existing on the Effective Date, a copy of which is attached hereto as Attachment A shall continue in full force as the Articles of Incorporation of
-------------
the Surviving Corporation until altered, amended, or repealed as provided therein or as provided by law.

     9.     Bylaws.  The  Bylaws  of  the  Subsidiary  existing on the Effective
            ------
Date,  a copy of which is attached hereto as Attachment B shall continue in full
                                             ------------
force as the Bylaws of the Surviving Corporation until altered, amended, or repealed as provided therein or as provided by law.

     10.     Directors  and  Officers  of Med-X.  On the Effective Date, persons
             ----------------------------------
selected by Cranston will be elected to the Board of Directors of Med-X, and immediately thereafter, all of the members of the Med-X Board of Directors serving before the Effective Date shall resign. Further, on the Effective Date, the Board of Directors will elect a person selected by Cranston as President of Med-X, and all of the other officers of Med-X other than such person selected by Cranston shall resign on the Effective Date.

     11.     Copies  of the Plan of Merger.  A copy of this Plan of Merger is on
             -----------------------------
file at 2 West 46th Street, Second Floor, New York, New York 10036, the principal offices of Cranston, and at 1301 Travis, Suite 1200, Houston, Texas 77002, the principal offices of Med-X and the Subsidiary. A copy of this Plan of Merger will be furnished to any stockholder of Cranston, Med-X, or the Subsidiary, on written request and without cost.

     12.     Additional  Consideration  for  the  Merger.  As  additional
             -------------------------------------------
consideration for the Merger and the services rendered hereunder by the Med-X Controlling Stockholder, Cranston shall deliver to the Med-X Controlling
Stockholder the sum of $80,000 (the "Cash Consideration"). The Cash Consideration shall be placed in escrow pursuant to the Escrow Agreement described in Attachment C attached hereto (the "Escrow Agreement"), and held in
              ------------
escrow until the shares of the Med-X Common Stock are trading on the OTCBB as described hereinafter.

     13.     Lock-Up  of  Shares  of  the  Med-X Common Stock.  At the Effective
             ------------------------------------------------
Date, the 4,188,646 shares of the Med-X Common Stock owned by the Med-X Controlling Stockholder shall be placed in the Escrow Agreement and subject to the "lock-up" as therein provided.

     14.     Trading  on  the OTCBB.  Promptly following the Effective Date, the
             ----------------------
Med-X Controlling Stockholder will use its best efforts to do all things necessary to qualify the shares of the Med-X Common Stock for quotation and sale on the Over the Counter Bulletin Board maintained by the Nasdaq Stock Market, Inc. (the "OTCBB").

     15.     Representations and Warranties of Cranston.  Where a representation
             ------------------------------------------
contained in this Agreement is qualified by the phrase "to the best knowledge of Cranston" (or words of similar import), such expression means that, after having conducted a due diligence review, Cranston believes the statement to be true, accurate, and complete in all material respects. Knowledge shall not be imputed nor shall it include any matters which such person should have known or should have been reasonably expected to have known. Cranston represents and warrants to Med-X, the Subsidiary, and the Med-X Controlling Stockholder as follows:

          (a)     Power and Authority.  Cranston has full power and authority to
                  -------------------
execute, deliver, and perform this Agreement and all other agreements, certificates or documents to be delivered in connection herewith, including, without limitation, the other agreements, certificates and documents contemplated hereby (collectively the "Other Agreements").

          (b)     Binding Effect.  Upon execution and delivery by Cranston, this
                  --------------
Agreement and the Other Agreements shall be and constitute the valid, binding and legal obligations of Cranston, enforceable against Cranston in accordance with the terms hereof and thereof, except as the enforceability hereof or thereof may be subject to the effect of (i) any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors' rights generally, and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).


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
          (c)     Effect.  Neither  the execution and delivery of this Agreement
                  ------
or the Other Agreements nor full performance by Cranston of its obligations hereunder or thereunder will violate or breach, or otherwise constitute or give rise to a default under, the terms or provisions of the Articles of Incorporation or Bylaws of Cranston or, subject to obtaining any and all necessary consents, of any contract, commitment or other obligation of Cranston or necessary for the operation of Cranston's business (the "Business") following the Merger or any other material contract, commitment, or other obligations to which Cranston is a party, or create or result in the creation of any encumbrance on any of the property of Cranston.

          (d)     No  Consents.  No  consent,  approval  or authorization of, or
                  ------------
registration, declaration or filing with any third party, including, but not limited to, any governmental department, agency, commission or other instrumentality, will, except such consents, if any, delivered or obtained on or prior to the Effective Date, be obtained or made by Cranston prior to the Effective Date to authorize the execution, delivery and performance by Cranston of this Agreement or the Other Agreements.

          (e)     Capitalization.  Cranston  is  authorized  by  its Articles of
                  --------------
Incorporation to issue 200 shares of the Cranston Common Stock. As of the date of this Agreement, there are 200 shares of the Cranston Common Stock duly and validly issued and outstanding, fully paid, and non-assessable. Other than as disclosed herein, there are no outstanding options, contracts, commitments, warrants, preemptive rights, agreements or any rights of any character affecting or relating in any manner to the issuance of the Cranston Common Stock or other securities or entitling anyone to acquire the Cranston Common Stock or other securities of Cranston.

          (f)     Stock  Ownership.  The  Cranston  Stockholders  have  good,
                  ----------------
absolute, and marketable title to 200 shares of the Cranston Common Stock as described herein, which constitute 100 percent of the issued and outstanding shares of the Cranston Common Stock. Cranston has the complete and unrestricted right, power and authority to cause the Merger pursuant to this Agreement. The delivery of the Cranston Common Stock to the Subsidiary as herein contemplated will vest in the Subsidiary good, absolute and marketable title to the shares of the Cranston Common Stock as described herein, free and clear of all liens, claims, encumbrances, and restrictions of every kind, except those restrictions imposed by applicable securities laws or this Agreement.

          (g)     Restrictions  on Shares.  The shares of the Med-X Common Stock
                  -----------------------
to be exchanged in connection with the Merger on the Effective Date will carry a restrictive legend under the Securities Act. All of the Cranston Stockholders shall execute and deliver to Med-X on the Effective Date the Subscription Agreement in the form described in Attachment D attached hereto.
                                         -------------

          (h)     Organization  and  Standing  of  Cranston.  Cranston is a duly
                  -----------------------------------------
organized and validly existing New York corporation in good standing, with all requisite corporate power and authority to carry on the Business as presently conducted. Cranston has not qualified to do business in any other state.

          (i)     Litigation.  Cranston has no litigation, arbitrations, claims,
                  ----------
governmental or other proceedings (formal or informal), or investigations pending, threatened, or in prospect (or any basis therefor known to Cranston) with respect to Cranston, or any of its business, properties, or assets prior to the execution of this Agreement. Cranston is not affected by any present or threatened strike or other labor disturbance or, to the best knowledge of Cranston, is any union attempting to represent any employee of Cranston as collective bargaining agent. Cranston is not in violation of, or in default with respect to, any law, rule, regulation, order, judgment, or decree; nor is Cranston required to take any action in order to avoid such a violation or default.

          (j)     Compliance  with  Laws and Regulations.  To the best knowledge
                  --------------------------------------
of Cranston, Cranston is in material compliance, with all laws, ordinances, codes, restrictions, regulations and other legal requirements applicable to the conduct of the Business, the noncompliance with which would be likely to have a material adverse effect on the Business; and there are no lawsuits or proceedings pending or, to its knowledge, threatened with respect to the foregoing.

          (k)     No  Defaults.  To  the best knowledge of Cranston, Cranston is
                  ------------
not in default under any provision, of any lease, contract, commitment, obligation, note, bond, debenture, mortgage, indenture, security agreement, guaranty, or other instrument of indebtedness, and no existing condition exists which, with the giving of notice or the passage of time, or both, would constitute such a default, in either case, which default is or would be likely to have a material adverse effect on the Business.

          (l)     Compliance  with  Law and Other Instruments.  The business and
                  -------------------------------------------
operations of Cranston have been and are being conducted in accordance with all applicable laws, rules and regulations of all authorities, except those which do not (either individually or in the aggregate) materially and adversely affect Cranston.

          (m)     Authority  to  Merge.  Cranston  has  all  requisite power and
                  --------------------
authority to execute, deliver, and perform this Agreement. All necessary corporate proceedings of Cranston have been duly taken to authorize the execution, delivery, and performance of this Agreement by Cranston. This Agreement has been duly authorized, executed and delivered by Cranston and the Cranston Stockholders; is the legal, valid, and binding obligation of Cranston; and is enforceable as to it in accordance with its terms subject to any laws relating to bankruptcy or any other similar laws.

     No consent, authorization, approval, order, license, certificate, or permit of or from, or declaration of filing with, any federal, state, local, or other governmental authority or any court or other tribunal is required by Cranston for the execution, delivery, or performance of this Agreement by Cranston. No consent of any party to any contract, agreement, instrument, lease, license, arrangement, or understanding to which Cranston is a party, or to which any of its properties or assets are subject, is required for the execution, delivery or performance of this Agreement; and the execution, delivery, and performance of this Agreement will not violate, result in a breach of, conflict with, or (with or without the giving of notice or the passage of time or both) entitle any party to terminate or call a default under any contract, agreement, instrument, lease, license, arrangement, or understanding, or violate or result in a breach of any term of the articles of incorporation (or other charter document) or bylaws of Cranston or violate, result in a breach of, or conflict with any law, rule, regulation, order, judgment, or decree binding on Cranston or to which any of its operations, business, properties, or assets are subject.

          (n)     Records.  The  books  of  account and minute books of Cranston
                  -------
are complete and correct, and reflect all those transactions involving its business which properly should have been set forth in such books.

          (o)     Representations  and  Warranties  True  and  Complete.  All
                  -----------------------------------------------------
representations and warranties of Cranston in this Agreement and the Other Agreements are true, accurate and complete in all material respects as of the Effective Date.

          (p)     No  Knowledge  of Default.  Cranston has no knowledge that any
                  -------------------------
representations and warranties of Med-X, the Subsidiary, and the Med-X Controlling Stockholder contained in this Agreement or the Other Agreements are untrue, inaccurate or incomplete or that Med-X, the Subsidiary, or the Med-X Controller Stockholders is in default under any term or provision of this Agreement or the Other Agreements.

          (q)     No  Untrue  Statements.  No  representation  or  warranty  by
                  ----------------------
Cranston in this Agreement or in any writing furnished or to be furnished pursuant hereto, contains or will contain any untrue statement of a material fact, or omits, or will omit to state any material fact required to make the statements herein or therein contained not misleading.

          (r)     Reliance.  The  foregoing  representations  and warranties are
                  --------
made by Cranston with the knowledge and expectation that Med-X, the Subsidiary, and the Med-X Controlling Stockholder are placing complete reliance thereon.

     16.     Representations  and  Warranties  of Med-X, the Subsidiary, and the
             -------------------------------------------------------------------
Med-X  Controlling  Stockholder.  Where  a  representation  contained  in  this
  -----------------------------
Agreement is qualified by the phrase "to the best knowledge of Med-X, the Subsidiary, and the Med-X Controlling Stockholder" (or words of similar import), such expression means that, after having conducted a due diligence review, Med-X, the Subsidiary, and the Med-X Controlling Stockholder believe the statement to be true, accurate, and complete in all material respects. Knowledge shall not be imputed nor shall it include any matters which such person should have known or should have been reasonably expected to have known. Med-X, the Subsidiary, and the Med-X Controlling Stockholder hereby represent and warrant to Cranston as follows:

          (a)     Power  and  Authority.  Med-X,  the  Subsidiary, and the Med-X
                  ---------------------
Controlling Stockholder have full power and authority to execute, deliver and perform this Agreement and the Other Agreements.

          (b)     Authorization.  The  execution,  delivery  and  performance of
                  -------------
this Agreement and the Other Agreements by Med-X and the Subsidiary have been duly authorized by all requisite corporate action.

          (c)     Binding  Effect.  Upon  execution  and  delivery by Med-X, the
                  ---------------
Subsidiary, and the Med-X Controlling Stockholder, this Agreement and the Other Agreements shall be and constitute the valid, binding and legal obligations of Med-X, the Subsidiary, and the Med-X Controlling Stockholder enforceable against them in accordance with the terms hereof or thereof, except as the enforceability hereof and thereof may be subject to the effect of (i) any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors' rights generally, and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

          (d)     Effect.  Neither  the execution and delivery of this Agreement
                  ------
or the Other Agreements nor full performance by Med-X, the Subsidiary, and the Med-X Controlling Stockholder of their obligations hereunder or thereunder will violate or breach, or otherwise constitute or give rise to a default under, the terms or provisions of the Articles of Incorporation or Bylaws of Med-X or the Subsidiary or, subject to obtaining any and all necessary consents, of any contract, commitment or other obligation of Med-X or the Subsidiary or necessary for the operation of the business of Med-X or the Subsidiary following the Effective Date or any other material contract, commitment, or other obligation to which Med-X or the Subsidiary is a party, or create or result in the creation of any encumbrance on any of the assets of Med-X or the Subsidiary.

          (e)     No  Consents.  No  consent,  approval  or authorization of, or
                  ------------
registration, declaration or filing with any third party, including, but not limited to, any governmental department, agency, commission or other instrumentality, will, except such consents, if any, delivered or obtained on or prior to the Effective Date, be obtained or made by Med-X, the Subsidiary, and the Med-X Controlling Stockholder prior to the Effective Date to authorize the execution, delivery and performance by Med-X, the Subsidiary, and the Med-X Controlling Stockholder of this Agreement or the Other Agreements.

          (f)     No  Disputes with Auditors.  As of the date of this Agreement,
                  --------------------------
neither  Med-X  nor  the  Subsidiary  has  had  any  disputes with its auditors.

          (g)     Tax  Returns  and  Audits.  As  of the date of this Agreement,
                  -------------------------
Med-X and the Subsidiary have duly filed all federal, state, and local tax returns as required to be filed by them (including, but not limited to, all payroll or other employment related tax returns), and have paid all federal, state and local taxes, including, but not limited to all payroll and employment taxes, required to be paid with respect to the periods covered by such returns. Med-X and the Subsidiary have not been delinquent in the payment of any tax, assessment, or governmental charge, and have not had any tax deficiencies proposed or assessed against them and have not executed any waiver of the statute of limitations on the assessment or collection of any tax. Med-X has delivered to Cranston all tax returns of Med-X and the Subsidiary for the last five years.

          (h)     Exchange Act Status.  Med-X is a fully reporting company under
                  -------------------
the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Med-X Common Stock is registered under Section 12(g) of the Exchange Act.
However, the Med-X Common Stock is not currently traded in any public market. At the Effective Date, Med-X shall be current in all filings required by the Exchange Act (the "SEC Filings"). Med-X has delivered to Cranston signed copies of all of the SEC Filings for the last seven years.

          (i)     Organization and Standing of Med-X.  Med-X is a duly organized
                  ----------------------------------
and validly existing Nevada corporation in good standing, with all requisite corporate power and authority to carry on its business as presently conducted. Med-X has not qualified to do business in any other state.

          (j)     Subsidiaries.  Med-X  has  only  one  subsidiary,  namely, the
                  ------------
Subsidiary, which is a duly organized and validly existing Nevada corporation in good standing, with all requisite corporate power and authority to carry on its business as presently conducted. The Subsidiary has not qualified to do business in any other state.

(k)  Capitalization  of  Med-X.  Med-X  is  authorized  by  its  Articles  of
     -------------------------
Incorporation to issue 200,000,000 shares of the Med-X Common Stock, 24,309,646 shares of which will be duly and validly issued and outstanding, fully paid, and non-assessable as of the Effective Date, and 50,000,000 shares of preferred stock, no par value per share, none of which are issued or outstanding. Other than as disclosed herein, there are no outstanding options, contracts, commitments, warrants, preemptive rights, agreements or any rights of any character affecting or relating in any manner to the issuance of the Med-X Common Stock or other securities or entitling anyone to acquire the Med-X Common Stock or other securities of Med-X. The shares of the Med-X Common Stock to be issued and outstanding as of the Effective Date shall include shares of the Med-X Common Stock to be issued before the Effective Date in exchange for all of the convertible debt owed by Med-X as of the Effective Date, at the exchange rate of four hundred (400) shares of Common Stock for every one dollar ($1.00) of debt. Upon such exchange, the indebtedness evidenced by such convertible debt shall be deemed to have been paid in full.

          (l)     Capitalization  of  the  Subsidiary.  The  Subsidiary  is
                  -----------------------------------
authorized by its Articles of Incorporation to issue 200,000,000 shares of the Subsidiary Common Stock, one share of which will be duly and validly issued and outstanding, fully paid, and non-assessable as of the Effective Date, and 50,000,000 shares of preferred stock, par value $0.001 per share, none of which are issued or outstanding. Other than as disclosed herein, there are no outstanding options, contracts, commitments, warrants, preemptive rights, agreements or any rights of any character affecting or relating in any manner to the issuance of the Subsidiary Common Stock or other securities or entitling anyone to acquire the Subsidiary Common Stock or other securities of the Subsidiary.

          (m)     Effect  of  the Transaction.  Following the Effective Date and
                  ---------------------------
all of the transactions described herein, the Cranston Stockholders will own 20,000,000 shares of the Med-X Common Stock, which will represent approximately
82.3 percent of the issued and outstanding shares of the Med-X Common Stock.

          (n)     No  Debts.  Med-X  and  the  Subsidiary  will have immediately
                  ---------
after the Effective Date no outstanding debt or obligations whatsoever, including, but not limited to, any income, real or personal property taxes. At the Effective Date, Med-X, the Subsidiary, and the Med-X Controlling Stockholder shall deliver to Cranston all legal and accounting statements rendered to Med-X and the Subsidiary marked "paid."

          (o)     No  Assets.  Med-X  and  the Subsidiary will have no assets at
                  ----------
the  Effective  Date.

          (p)     No  Litigation.  Med-X and the Subsidiary are not now and will
                  --------------
not be at the Effective Date subject to any pending or threatened litigation, claims or lawsuits from any party.

          (q)     No  Contracts.  Other  than as disclosed herein, Med-X and the
                  -------------
Subsidiary are not a party to any contract, lease or agreement which would subject them to any performance or business obligations after the Effective Date.

          (r)     No  Employees.  Med-X  and  the Subsidiary do not now have and
                  -------------
will  not  have  at  the  Effective  Date  any  employees.

          (s)     No  Employment  Contracts.  Med-X  and  the Subsidiary have no
                  -------------------------
employment contracts or agreements with any of its officers, directors, or with any consultants, employees or other parties.

          (t)     No  Benefit Plans.  Med-X and the Subsidiary have no insurance
                  -----------------
or  employee  benefit  plans  whatsoever.

          (u)     No  Powers  of  Attorney.  Med-X  and  the  Subsidiary have no
                  ------------------------
outstanding powers or attorney and no obligations concerning its performance hereunder.

          (v)     Compliance.  The  Med-X  Controlling  Stockholder  shall cause
                  ----------
Med-X and the Subsidiary and their officers and employees to comply with all applicable provisions of this Agreement.

          (w)     Representations  and  Warranties  of  True  and Complete.  All
                  --------------------------------------------------------
representations and warranties of Med-X, the Subsidiary, and the Med-X Controlling Stockholder in this Agreement and the Other Agreements are true, accurate and complete in all material respects as of the Effective Date.

          (x)     No Knowledge of Default.  Med-X, the Subsidiary, and the Med-X
                  -----------------------
Controlling Stockholder have no knowledge that any of the representations and warranties of Cranston contained in this Agreement or the Other Agreements are untrue, inaccurate or incomplete in any respect or that Cranston is in default under any term or provision of this Agreement or the Other Agreements.

          (y)     No Untrue Statements.  No representation or warranty by Med-X,
                  --------------------
the Subsidiary, and the Med-X Controlling Stockholder in this Agreement or in any writing furnished or to be furnished pursuant hereto, contains or will contain any untrue statement of a material fact, or omits, or will omit to state any material fact required to make the statements herein or therein contained not misleading.

          (z)     Reliance.  The  foregoing  representations  and warranties are
                  --------
made by Med-X, the Subsidiary, and the Med-X Controlling Stockholder with the knowledge and expectation that Cranston is placing complete reliance thereon.

     17.     Conditions  Precedent  to  Obligations of Med-X and the Subsidiary.
             ------------------------------------------------------------------
All obligations of Med-X, the Subsidiary, and the Med-X Controlling Stockholder under this Agreement are subject to the fulfillment, prior to or at the Effective Date, of the following conditions:

          (a)     Representations  and  Warranties  True  at the Effective Date.
                  -------------------------------------------------------------
The representations and warranties of Cranston herein shall be deemed to have been made again as of the Effective Date, and then be true and correct, subject to any changes contemplated by this Agreement. Cranston shall have performed all of the obligations to be performed by it hereunder on or prior to the Effective Date.

          (b)     Proof of Authority.  The counsel for Med-X shall have received
                  ------------------
evidence reasonably sufficient to such counsel that Cranston has all requisite authorizations necessary for consummation by Cranston of the transactions contemplated hereby, and there has not been issued, and there is not in effect, any injunction or similar legal order prohibiting or restraining consummation of any of the transactions herein contemplated, and no legal or governmental action, proceeding or investigation which might reasonably be expected to result in any such injunction or order is pending.

          (c)     No  Orders.  There  has  not  been issued, and there is not in
                  ----------
effect, any injunction or similar legal order prohibiting or restraining consummation of any of the transactions herein contemplated, and no legal or governmental action, proceeding or investigation which might reasonably be expected to result in any such injunction or order is pending.

          (d)     Deliveries  at  the  Effective  Date.  Cranston  shall  have
                  ------------------------------------
delivered to Med-X, the Subsidiary, and the Med-X Controlling Stockholder at the Effective Date all of the documents required to be delivered hereunder.

          (e)     Certificates  of Good Standing.  Cranston shall have delivered
                  ------------------------------
to Med-X certificates or telegrams issued by appropriate governmental authorities evidencing the good standing of Cranston as of a date not more than 10 days prior to the Effective Date, in the State of New York.

          (f)     Resolutions.  The  counsel  for  Med-X  shall  have  received
                  -----------
certified resolutions of a meeting of the Board of Directors of Cranston and the Cranston Stockholders pursuant to which this Agreement and the transactions contemplated hereby were duly and validly approved, adopted and ratified by the Board of Directors of Cranston and the Cranston Stockholders, all in form and content satisfactory to such counsel, authorizing (i) the execution, delivery and performance of this Agreement, (ii) such other documents and instruments as shall be necessary to consummate the transactions contemplated hereby and thereby, and (iii) all actions to be taken by Cranston hereunder.

          (g)     Certification.  Cranston  shall have delivered to Med-X at the
                  -------------
Effective Date a certificate dated as of the Effective Date, executed by Cranston, certifying that the conditions specified in this Paragraph 17 have been fulfilled.

          (h)     Other  Matters.  All  corporate  and  other  proceedings  and
                  --------------
actions taken in connection with the transactions contemplated hereby and all certificates, opinions, agreements, instruments and documents mentioned herein or incident to any such transaction shall be satisfactory in form and substance to Med-X, the Subsidiary, and the Med-X Controlling Stockholder and their counsel, whose approval shall not be unreasonably withheld.

     18.     Conditions  Precedent  to Obligations of Cranston.  All obligations
             -------------------------------------------------
of Cranston under this Agreement are subject to the fulfillment, prior to or at the Effective Date, of the following conditions:

          (a)     Representations  and  Warranties  True at Effective Date.  The
                  --------------------------------------------------------
representations and warranties of Med-X, the Subsidiary, and the Med-X Controlling Stockholder herein shall be deemed to have been made again at the Effective Date, and then be true and correct, subject to any changes contemplated by this Agreement. Med-X, the Subsidiary, and the Med-X Controlling Stockholder shall have performed all of the obligations to be performed by Med-X, the Subsidiary, and the Med-X Controlling Stockholder hereunder on or prior to the Effective Date.

          (b)     Proof  of  Authority.  The  counsel  for  Cranston  shall have
                  --------------------
received evidence reasonably sufficient to such counsel that Med-X, the Subsidiary, and the Med-X Controlling Stockholder have all requisite authorizations necessary for consummation by Med-X, the Subsidiary, and the Med-X Controlling Stockholder of the transactions contemplated hereby, and there has not been issued, and there is not in effect, any injunction or similar legal order prohibiting or restraining consummation of any of the transactions herein contemplated, and no legal or governmental action, proceeding or investigation that might reasonably be expected to result in any such injunction or order is pending.

          (c)     SEC Filings.  Med-X shall be current in all of the SEC Filings
                  -----------
as of the Effective Date. In addition, signed copies of all of the SEC Filings shall have been delivered to Cranston before the Effective Date as required hereunder.

          (d)     No  Disputes with Auditors.  As of the Effective Date, neither
                  --------------------------
Med-X  nor  the  Subsidiary  shall  have  had  any  disputes  with its auditors.

          (e)     Proof of Election of and Resignations.  On the Effective Date,
                  -------------------------------------
Med-X and the Med-X Controlling Stockholder shall deliver proof of the election of the persons selected by Cranston to the Board of Directors of Med-X and as President of Med-X, as well as the resignations of all of those persons who were the officers and directors of Med-X before the Effective Date and following the election of the persons selected by Cranston as described herein.

          (f)     Opinion  of  Counsel.  Med-X,  the  Subsidiary,  and the Med-X
                  --------------------
Controlling Stockholder shall have delivered at the Effective Date to Cranston an opinion of their counsel dated as of date of the Effective Date in form and substance satisfactory to Cranston and its counsel, to the effect that (i) each of Med-X and the Subsidiary is a duly and validly organized and existing corporation in good standing under the laws of the state of its organization, with full corporate power to carry on the business in which it is engaged; (ii) the performance of this Agreement and the consummation of the transactions contemplated herein will not result in any breach or violation of any terms or provisions of or cause a default under the Articles of Incorporation, as amended, or Bylaws, as amended, of Med-X or the Subsidiary or to said counsel's knowledge and belief, any order, rule, or regulation of any court, governmental agency or body having jurisdiction over Med-X or the Subsidiary or any of their activities, properties, any statute, indenture, mortgage, deed of trust, lease, loan agreement, security agreement, or other agreement or instrument known to said counsel, to which they are a party or by which they are bound or to which any of their property is subject; and (iii) no provision of the Articles of Incorporation, as amended, Bylaws, as amended, minutes or share certificates of Med-X or the Subsidiary or, to their said counsel's knowledge and belief, any contract to which either Med-X or the Subsidiary is a party or otherwise bound or affected, prevents Med-X, the Subsidiary, and the Med-X Controlling Stockholder from performing their obligations as contemplated by this Agreement.

          (g)     No  Orders.  There  has  not  been issued, and there is not in
                  ----------
effect, any injunction or similar legal order prohibiting or restraining consummation of any of the transactions herein contemplated, and no legal or governmental action, proceeding or investigation which might reasonably be expected to result in any such injunction or order is pending.

          (h)     Deliveries  at the Effective Date.  Med-X, the Subsidiary, and
                  ---------------------------------
the Med-X Controlling Stockholder shall have delivered to Cranston at the Effective Date all of the documents required to be delivered hereunder.

          (i)     Certificates of Good Standing.  Med-X, the Subsidiary, and the
                  -----------------------------
Med-X Controlling Stockholder shall have delivered to Cranston certificates or telegrams issued by appropriate governmental authorities evidencing the good standing of Med-X and the Subsidiary as of a date not more than 10 days prior to the Effective Date, in the States of New York and Nevada, respectively.

          (j)     Resolutions.  The  counsel  for  Cranston  shall have received
                  -----------
certified resolutions of a meeting of the Board of Directors of Med-X and the Subsidiary and the stockholder of the Subsidiary pursuant to which this Agreement and the transactions contemplated hereby were duly and validly approved, adopted and ratified by the Board of Directors of Med-X and the Subsidiary and the stockholder of the Subsidiary, all in form and content satisfactory to such counsel, authorizing (i) the execution, delivery and performance of this Agreement, (ii) such other documents and instruments as shall be necessary to consummate the transactions contemplated hereby and thereby, and (iii) all actions to be taken by Med-X, the Subsidiary, and the Med-X Controlling Stockholder hereunder.

          (k)     Certification.  Med-X,  the  Subsidiary,  and  the  Med-X
                  -------------
Controlling Stockholder shall have delivered to Cranston at the Effective Date a certificate dated as of the Effective Date, executed by Med-X, the Subsidiary, and the Med-X Controlling Stockholder, certifying that the conditions specified in this Paragraph 18 have been fulfilled.

          (l)     Other  Matters.  All  corporate  and  other  proceedings  and
                  --------------
actions taken in connection with the transactions contemplated hereby and all certificates, opinions, agreements, instruments and documents mentioned herein or incident to any such transaction shall be satisfactory in form and substance to Cranston and its counsel, whose approval shall not be unreasonably withheld.

     19.     The  Nature  and  Survival  of  Representations,  Covenants  and
             ----------------------------------------------------------------
Warranties. All statements and facts contained in any memorandum, certificate, instrument, or other document delivered by or on behalf of the parties hereto for information or reliance pursuant to this Agreement, shall be deemed representations, covenants and warranties by the parties hereto under this Agreement. All representations, covenants and warranties of the parties shall survive the Effective Date and all inspections, examinations, or audits on behalf of the parties, shall expire 18 months after the Effective Date.

     20.     Indemnification  by  the  Med-X Controlling Stockholder.  The Med-X
             -------------------------------------------------------
Controlling Stockholder agrees to indemnify and hold harmless Med-X, Cranston, and the Cranston Stockholders against and in respect to all damages (as hereinafter defined) up to $100,000. Damages, as used herein shall include any claim, salary, wage, action, tax, demand, loss, cost, expense, liability (joint or several), penalty, and other damage, including, without limitation, counsel fees and other costs and expenses reasonably incurred in investigating or attempting to avoid same or in opposition to the imposition thereof, or in enforcing this indemnity, resulting to Med-X, Cranston, or the Cranston Stockholders from any inaccurate representation made by or on behalf of the Med-X Controlling Stockholder in or pursuant to this Agreement, breach of any of the warranties made by or on behalf of the Med-X Controlling Stockholder in or pursuant to this Agreement, or breach or default in the performance by the Med-X Controlling Stockholder of any of the obligations to be performed by them hereunder.

     The Med-X Controlling Stockholder shall reimburse and/or pay on behalf of Med-X, Cranston, or the Cranston Stockholders on demand for any payment made or required to be made by Med-X, Cranston, or the Cranston Stockholders at any time after the Effective Date based upon the judgment of any court of competent jurisdiction or pursuant to a bona fide compromise or settlement of claims, demands or actions, in respect to the damages to which the foregoing indemnity relates. Med-X, Cranston, or the Cranston Stockholders shall give the Med-X Controlling Stockholder written notice within 30 days after notification of any litigation threatened or instituted which might constitute the basis of a claim for indemnity by Med-X, Cranston, or the Cranston

Stockholders against the Med-X Controlling Stockholder. In the event that the Med-X Controlling Stockholder fails to reimburse and/or pay on behalf of Med-X, Cranston, or the Cranston Stockholders any amount which Med-X, Cranston, or the Cranston Stockholders is entitled to indemnification hereunder while the Cash Consideration remains in escrow subject to the Escrow Agreement, in addition to any other remedies either at law or in equity that may be then available to Med-X, Cranston, or the Cranston Stockholders, Med-X, Cranston, or the Cranston Stockholders shall be entitled, at their option, to offset against the Cash Consideration any amounts paid by Med-X, Cranston, or the Cranston Stockholders, and the Med-X Controlling Stockholder do hereby authorize the Escrow Agent in the Escrow Agreement, without any further action on the part of any party, to release all or a portion of the Cash Consideration to the Cranston Stockholders as may be necessary to satisfy the indemnification obligation described herein. After the utilization of all of such offset, if Med-X, Cranston, or the Cranston Stockholders is still entitled to indemnity from the Med-X Controlling Stockholder hereunder, the Med-X Controlling Stockholder does hereby authorize the Escrow Agent in the Escrow Agreement, without any further action on the part of any party, to release all or a portion of the escrowed shares of the Med-X Common Stock described in the Escrow Agreement to the Cranston Stockholders as may be necessary to satisfy the indemnification obligation described herein. After the utilization of all of such offset of the Cash Consideration and the escrowed shares of the Med-X Common Stock described in the Escrow Agreement, if Med-X, Cranston, or the Cranston Stockholders is still entitled to indemnity from the Med-X Controlling Stockholder hereunder, the Med-X Controlling
Stockholder shall reimburse and/or pay Med-X, Cranston, or the Cranston Stockholders on demand the balance of any amount of such indemnity to which they are entitled hereunder.

     Notwithstanding anything contained in this Agreement to the contrary, the right to indemnification described in this paragraph shall expire 18 months after the Effective Date.

     21.     Records  of  Med-X  and the Subsidiary.  For a period of five years
             --------------------------------------
following the Effective Date, the books of account and records of Med-X and the Subsidiary pertaining to all periods prior to the Effective Date shall be available for inspection by the Med-X Controlling Stockholder for use in connection with tax audits.

     22.     Cooperation.  The  parties  hereto  will  each  cooperate  with the
             -----------
other, at the other's request and expense, in furnishing information, testimony, and other assistance in connection with any actions, proceedings, arrangements, disputes with other persons or governmental inquiries or investigations involving the parties hereto or the transactions contemplated hereby.

     23.     Further Conveyances and Assurances.  After the Effective Date, each
             ----------------------------------
of the parties hereto will, without further cost or expense to, or consideration of any nature from any other party hereto, execute and deliver, or cause to be executed and delivered, to the other parties, such additional documentation and instruments of transfer and conveyance, and will take such other and further actions, as the other parties may reasonably request as more completely to consummate the transactions contemplated hereby.

     24.     Effective  Date.  The  Effective  Date  of  the Merger contemplated
             ---------------
hereunder shall be on or before August 29, 2007, subject to acceleration or postponement from time to time as the parties hereto may mutually agree. The closing of the Merger shall be at 1301 Travis, Suite 1200, Houston, Texas 77002 at 2:00 p.m. central time on the Effective Date, unless another hour or place is mutually agreed upon by the parties hereto, at which time Articles of Merger for the Subsidiary and Cranston shall be filed with the State of Nevada and the State of New York as described herein

     25.     Deliveries on the Effective Date by Cranston.  Following the filing
             --------------------------------------------
of Articles of Merger and a Certificate of Merger for the Subsidiary and Cranston as described herein, on the Effective Date, Cranston shall deliver all documents and certifications required to be delivered hereunder.

     All documents reflecting any actions taken, received or delivered pursuant to this Paragraph 25 shall be reasonably satisfactory in form and substance to Med-X, the Subsidiary, and the Med-X Controlling Stockholder and their counsel.

     26.     Deliveries  on the Effective Date by Med-X, the Subsidiary, and the
             -------------------------------------------------------------------
Med-X Controlling Stockholder.  Following the filing of Articles of Merger and a
-----------------------------
Certificate of Merger for the Subsidiary and Cranston as described herein, on the Effective Date, Med-X, the Subsidiary, and the Med-X Controlling Stockholder shall deliver shall deliver all documents and certifications required to be delivered hereunder.

     All documents reflecting any actions taken, received or delivered pursuant to this Paragraph 26 shall be reasonably satisfactory in form and substance to Cranston and its counsel.

     27.     No Assignment.  This Agreement shall not be assignable by any party
             -------------
without the prior written consent of the other parties, which consent shall be subject to such party's sole, absolute and unfettered discretion.

     28.     Brokerage.  The parties hereto agree to indemnify and hold harmless
             ---------
each other against, and in respect of, any claim for brokerage or other commissions relative to this Agreement, or the transactions contemplated hereby, based in any way on agreements, arrangements, understandings or contracts made by either party with a third party or parties whatsoever.

     29.     Mediation and Arbitration.  All disputes arising or related to this
             -------------------------
Agreement must exclusively be resolved first by mediation with a mediator selected by the parties, with such mediation to be held in New York, New York. If such mediation fails, then any such dispute shall be resolved by binding arbitration under the Commercial Arbitration Rules of the American Arbitration Association in effect at the time the arbitration proceeding commences, except that (a) New York law and the Federal Arbitration Act must govern construction and effect, (b) the locale of any arbitration must be in New York, New York, and
(c) the arbitrator must with the award provide written findings of fact and conclusions of law. Any party may seek from a court of competent jurisdiction any provisional remedy that may be necessary to protect its rights or assets pending the selection of the arbitrator or the arbitrator's determination of the merits of the controversy. The exercise of such arbitration rights by any party will not preclude the exercise of any self-help remedies (including without limitation, setoff rights) or the exercise of any non-judicial foreclosure rights. An arbitration award may be entered in any court having jurisdiction.

     30.     Attorneys'  Fees.  In the event that it should become necessary for
             ----------------
any party entitled hereunder to bring suit against any other party to this Agreement for a breach of this Agreement, the parties hereby covenant and agree that the party who is found to be in breach of this Agreement shall also be liable for all reasonable attorneys' fees and costs of court incurred by the other parties. Provided, however, in the event that there has been no breach of this Agreement, whether or not the transactions contemplated hereby are consummated, each party shall bear its own costs and expenses (including any fees or disbursements of its counsel, accountants, brokers, investment bankers, and finder's fees).

     31.     Benefit.  All  the  terms and provisions of this Agreement shall be
             -------
binding upon and inure to the benefit of and be enforceable by the parties hereto, and their respective heirs, executors, administrators, personal representatives, successors and permitted assigns.

     32.     Notices.  All  notices, requests, demands, and other communications
             -------
hereunder shall be in writing and delivered personally or sent by registered or certified United States mail, return receipt requested with postage prepaid, or by telecopy or e-mail, if to Med-X, the Med-X Controlling Stockholder, and the Subsidiary, addressed to Mr. Hank A. Vanderkam at 1301 Travis, Suite 1200, Houston, Texas 77002, telephone (713) 547-8900, telecopier (713) 547-8910, and
e-mail hpv@v-slaw.com; and if to Cranston, addressed to Mr. Alan Moadel, 2 West 46th Street, Second Floor, New York, New York 10036, telephone (800) 930-8780, and email alan@epilx.com. Any party hereto may change its address upon 10 days' written notice to any other party hereto.

     33.     Construction.  Words  of any gender used in this Agreement shall be
             ------------
held and construed to include any other gender, and words in the singular number shall be held to include the plural, and vice versa, unless the context requires otherwise.

     34.     Waiver.  No  course  of  dealing on the part of any party hereto or
             ------
its agents, or any failure or delay by any such party with respect to exercising any right, power or privilege of such party under this Agreement or any instrument referred to herein shall operate as a waiver thereof, and any single or partial exercise of any such right, power or privilege shall not preclude any later exercise thereof or any exercise of any other right, power or privilege hereunder or thereunder.

     35.     Cumulative Rights.  The rights and remedies of any party under this
             -----------------
Agreement and the instruments executed or to be executed in connection herewith, or any of them, shall be cumulative and the exercise or partial exercise of any such right or remedy shall not preclude the exercise of any other right or remedy.

     36.     Invalidity.  In  the  event  any  one  or  more  of  the provisions
             ----------
contained in this Agreement or in any instrument referred to herein or executed in connection herewith shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect the other provisions of this Agreement or any such other instrument.

     37.     Headings.  The  headings used in this Agreement are for convenience
             --------
and reference only and in no way define, limit, amplify or describe the scope or intent of this Agreement, and do not affect or constitute a part of this Agreement.

     38.     Excusable Delay.  The parties shall not be obligated to perform and
             ---------------
shall not be deemed to be in default hereunder, if the performance of a non-monetary obligation required hereunder is prevented by the occurrence of any of the following, other than as the result of the financial inability of the party obligated to perform: acts of God, strikes, lock-outs, other industrial disturbances, acts of a public enemy, war or war-like action (whether actual, impending or expected and whether de jure or de facto), acts of terrorists, arrest or other restraint of government (civil or military), blockades, insurrections, riots, epidemics, landslides, lightning, earthquakes, fires, hurricanes, storms, floods, washouts, sink holes, civil disturbances, explosions, breakage or accident to equipment or machinery, confiscation or seizure by any government or public authority, nuclear reaction or radiation, radioactive contamination or other causes, whether of the kind herein enumerated or otherwise, that are not reasonably within the control of the party claiming the right to delay performance on account of such occurrence.

     39.     No Third-Party Beneficiary.  Any agreement to pay an amount and any
             --------------------------
assumption of liability contained in this Agreement, express or implied, shall be only for the benefit of the undersigned parties and their respective successors and assigns (as herein expressly permitted), and such agreements and assumptions shall not inure to the benefit of the obligees or any other party, whomsoever, it being the intention of the parties hereto that no one shall be or be deemed to be a third-party beneficiary of this Agreement.

     40.     Time  of  the  Essence.  Time  is of the essence of this Agreement.
             ----------------------

     41.     Incorporation  by  Reference.  The  Attachments  to  this Agreement
             ----------------------------
referred to or included herein constitute integral parts to this Agreement and are incorporated into this Agreement by this reference.

     42.     Press  Releases and Public Announcements.  No party shall issue any
             ----------------------------------------
press release or make any public announcement relating to the subject matter of this Agreement prior to the Effective Date without the prior written approval of the other parties; provided, however, that any party may make any public disclosure it believes in good faith is required by applicable law or any listing or trading agreement concerning its publicly-traded securities (in which case the disclosing party will use its efforts to advise the other parties prior to making the disclosure).

     43.     Multiple  Counterparts.  This  Agreement  may be executed in one or
             ----------------------
more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. A facsimile transmission or PDF copy of this signed Agreement shall be legal and binding on all parties hereto.

     44.     Controlling  Agreement.  In  the  event of any conflict between the
             ----------------------
terms of this Agreement or any of the Other Agreements or exhibits referred to herein, the terms of this Agreement shall control.

     45.     Law  Governing;  Jurisdiction.  This Agreement shall be governed by
             -----------------------------
and construed in accordance with the laws of the State of New York, without regard to any conflicts of laws provisions thereof. Each party hereby irrevocably submits to the personal jurisdiction of the United States District Court for the Southern District of New York, as well as of the Courts of the State of New York in New York County, New York over any suit, action or proceeding arising out of or relating to this Agreement. Each party hereby irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such mediation, arbitration, suit, action or proceeding brought in any such county and any claim that any such mediation, arbitration, suit, action or proceeding brought in such county has been brought in an inconvenient forum.

     46.     Entire  Agreement.  This  instrument  and  the  attachments  hereto
             -----------------
contain the entire understanding of the parties and may not be changed orally, but only by an instrument in writing signed by the party against whom enforcement of any waiver, change, modification, extension, or discharge is sought.

     IN WITNESS WHEREOF, the parties have executed this Plan of Merger on August 29, 2007.

                                MED-X  SYSTEMS,  INC.



                                By
                                  ---------------------------------------------
                                  Hank  A.  Vanderkam,  Chief  Executive Officer


                                EQUITABLE  ASSETS,  INC.



                                By
                                  ---------------------------------------------
                                  Hank  A.  Vanderkam,  Chief  Executive Officer


                                CRANSTON,  INC.  (a  Nevada  corporation)



                                By
                                  ---------------------------------------------
                                   Hank A. Vanderkam, Chief Executive Officer


                                 CRANSTON,  INC.  (a  New  York  corpoartion)



                                By
                                  ---------------------------------------------
                                      Alan  Moadel,  President


Attachments:
-----------
Attachment  A     Articles  of  Incorporation  of  Cranston,  Inc.  (a  Nevada
                  corporation)
Attachment  B     Bylaws  of  Cranston,  Inc.  (a  Nevada  corporation)
Attachment  C     Escrow  Agreement
Attachment  D     Subscription  Agreement

                                    EXHIBIT A
                          ARTICLES OF INCORPORATION OF
                                 CRANSTON, INC.
                              A NEVADA CORPORATION

                  ROSS MILLER
                  SECRETARY OF STATE
[LOGO OMITTED]    206 NORTH CARSON STREET
                  CARSON CITY, NEVADA 89701-4299
                  (775) 684 5708
                  WEBSITE: SECRETARYOFSTATE.BIZ

---------------------------------
    ARTICLES OF INCORPORATION

      (PURSUANT TO NRS 78)
---------------------------------

USE BLACK INK ONLY - DO NOT HIGHLIGHT                            ABOVE SPACE IS FOR OFFICE USE ONLY
---------------------------------------------------------------------------------------------------------
1. Name of                   Cranston, Inc.
   -------
   Corporation:
   ------------              ----------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
2. Resident Agent            Capitol Corporate Services, Inc.
   --------------            ----------------------------------------------------------------------------
   Name and Street           Name
   ---------------
   Address:                  202 South Minnesota Street           Carson City  Nevada  89703
   --------                  -----------------------------------  -----------          --------
   (must be a Nevada         (MANDATORY) Physical Street Address  City                 Zip Code
   -----------------
   address where process
   ---------------------     -----------------------------------  -----------  ------  --------
   may be served)            (OPTIONAL) Mailing Address           City         State   Zip Code
   --------------
---------------------------------------------------------------------------------------------------------
3. Shares:                   Number of shares               Par value             Number of shares
   -------                   with par value: 250,000,000    per share: $ 0.001    without par value: 0
   (number of shares                         -------------              --------                     ----
   -----------------
   corporation is
   --------------
   authorized to
   -------------
   issue)
   ------
---------------------------------------------------------------------------------------------------------
4. Names & Addresses         1.  Alan Moadel
   -----------------             ------------------------------------------------------------------------
   of the Board of               Name
   ---------------
   Directors/Trustees        2 West 46th Street, Second Floor     New York     NY      10036
   ------------------        -----------------------------------  -----------  ------  --------
   (each Director/Trustee    Street Address                       City         State   Zip Code
   ----------------------
   must be a natural person  2.  Phillip Maroof
   ------------------------      ------------------------------------------------------------------------
   at least 18 years of          Name
   --------------------
   age: attach additional    2 West 46th Street, Second Floor     New York     NY      10036
   ----------------------    -----------------------------------  -----------  ------  --------
   page if more than 3       Street Address                       City         State   Zip Code
   -------------------
   directors/trustees:       3.
   -------------------          -------------------------------------------------------------------------
                                Name


                             -----------------------------------  -----------  ------  --------
                             Street Address                       City         State   Zip Code
---------------------------------------------------------------------------------------------------------
5. PURPOSE:                  The purpose of this Corporation shall be:
   --------
   (optional - see           Any lawful purpose.
   ---------------           ----------------------------------------------------------------------------
   instructions)
   -------------
---------------------------------------------------------------------------------------------------------
6. NAME. ADDRESS             Norman T. Reynolds                   X /s/ Norman T. Reynolds
   -------------             ---------------------------------    ---------------------------------------
   AND SIGNATURE OF          Name                                 Signature
   ----------------
   INCORPORATOR:             815 Walker, Suite 1250               Houston      TX      77002
   -------------             -----------------------------------  -----------  ------  --------
   (attach additional page   Address                              City         State   Zip Code
   -----------------------
   If more than 1
   --------------
   incorporator)
   -------------
---------------------------------------------------------------------------------------------------------
7. CERTIFICATE OF            I hereby accept appointment as Resident Agent of the above named corporation
   --------------
   ACCEPTANCE OF             X
   -------------             ----------------------------------------------------------------  ----------
   APPOINTMENT OF            Authorized Signature of R.A. of On Behalf of R.A. Company         Date
   --------------
   RESIDENT AGENT:
   ---------------
---------------------------------------------------------------------------------------------------------

This form must be accompanied                  Nevada Secretary of State Form 78
by appropriate fees.                                               Articles 2007
                                                            Revised on: 01/01/07

                   CONTINUATION FOR ARTICLES OF INCORPORATION
                                       FOR
                                 CRANSTON, INC.
                                 (THE "COMPANY")

                                    ARTICLE 8
                                  CAPITAL STOCK


     1.     Authorized  Stock.  The  total  number  of shares of stock which the
            -----------------
Company shall have authority to issue is 250,000,000, consisting of 200,000,000 shares of common stock, par value $0.001 per share (the "Common Stock"), and 50,000,000 shares of preferred stock, par value $0.001 per share (the "Preferred Stock").

     2.     Preferred  Stock.  The  Preferred  Stock  may be issued from time to
            ----------------
time in one or more series. The Board of Directors is hereby authorized to create and provide for the issuance of shares of the Preferred Stock in series and, by filing a certificate pursuant to the applicable section of the NRS (the "Preferred Stock Designation"), to establish from time to time the number of shares to be included in each such series, and to fix the designations, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof. The authority of the Board of Directors with respect to each series shall include, but not be limited to, determination of the following:

          (a) The designation of the series, which may be by distinguishing number, letter or title.

          (b) The number of shares of the series, which number the Board of Directors may thereafter (except where otherwise provided in the Preferred Stock Designation) increase or decrease (but not below the number of shares thereof then outstanding).

          (c) Whether dividends, if any, shall be cumulative or noncumulative and the dividend rate of the series.

          (d)     The  dates  at  which  dividends,  if  any,  shall be payable.

          (e) The redemption rights and price or prices, if any, for shares of the series.

          (f) The terms and amount of any sinking fund provided for the purchase or redemption of shares of the series.

          (g) The amounts payable on, and the preferences, if any, of shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company.

          (h) Whether the shares of the series shall be convertible into shares of any other class or series, or any other security, of the Company or any other corporation, and, if so, the specification of such other class or series of such other security, the conversion price or prices or rate or rates, any adjustments thereof, the date or dates at which such shares shall be convertible and all other terms and conditions upon which such conversion may be made.

          (i) Restrictions on the issuance of shares of the same series or of any other class or series.

          (j) The voting rights, if any, of the holders of shares of the series.

          (k) Such other powers, preferences and relative, participating, optional and other special rights, and the qualifications, limitations and restrictions thereof as the Board of Directors shall determine.

     3.     Common  Stock.  The  Common  Stock  shall  be subject to the express
            -------------
terms of the Preferred Stock and any series thereof. Each share of the Common Stock shall be equal to each other share of the Common Stock.

The holders of shares of the Common Stock shall be entitled to one vote for each such share upon all questions presented to the stockholders.

     4.     Voting  Rights.  Except  as  may  be  provided  in these Articles of
            --------------
Incorporation or in a Preferred Stock Designation, or as may be required by applicable law, the Common Stock shall have the exclusive right to vote for the election of directors and for all other purposes, and holders of shares of the Preferred Stock shall not be entitled to receive notice of any meeting of stockholders at which they are not entitled to vote. At each election for directors, every stockholder entitled to vote at such election shall have the right to vote, in person or by proxy, the number of shares owned by him for as many persons as there are directors to be elected and for whose election he has a right to vote. It is expressly prohibited for any stockholder to cumulate his votes in any election of directors.

     5.     Denial  of  Preemptive Rights.  No stockholder of the Company shall,
            -----------------------------
by reason of his holding shares of any class, have any preemptive or preferential right to purchase or subscribe to any shares of any class of the Company, now or hereafter to be authorized, or any notes, debentures, bonds, or other securities convertible into or carrying options or warrants to purchase shares of any class, now or hereafter to be authorized, whether or not the issuance of any such shares, or such notes, debentures, bonds or other securities would adversely affect dividend or voting rights of such stockholder, other than such rights, if any, as the Board of Directors in its discretion may fix; and the Board of Directors may issue shares of any class of the Company, or any notes, debentures, bonds, or other securities convertible into or carrying options or warrants to purchase shares of any class, without offering any such shares of any class, either in whole or in part, to the existing stockholders of any class.

                                    ARTICLE 9
                              ELECTION OF DIRECTORS

     1.     Number.  The  number  of directors constituting the initial Board of
            ------
Directors is two. The business and affairs of the Company shall be conducted and managed by, or under the direction of, the Board of Directors. The total number of directors constituting the entire Board of Directors shall be fixed and may be altered from time to time by or pursuant to a resolution passed by the Board of Directors.

     2.     Vacancies.  Except  as  otherwise provided for herein, newly created
            ---------
directorships resulting from any increase in the authorized number of directors, and any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other cause, may be filled only by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the newly created directorship or for the directorship in which the vacancy occurred, and until such director's successor shall have been duly elected and qualified, subject to his earlier death, disqualification, resignation or removal. Subject to the provisions of these Articles of Incorporation, no decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

     3.     Removal of Directors.  Except as otherwise provided in any Preferred
            --------------------
Stock Designation, any director may be removed from office only by the affirmative vote of the holders of a majority or more of the combined voting power of the then outstanding shares of capital stock of the Company entitled to vote at a meeting of stockholders called for that purpose, voting together as a single class.

                                   ARTICLE 10
                             MEETING OF STOCKHOLDERS

     Meetings of stockholders of the Company (the "Stockholder Meetings") may be held within or without the State of Nevada, as the Bylaws of the Company (the "Bylaws") may provide. Special Stockholder Meetings may be called only by (a) the President, (b) the holders of at least 10 percent of all of the shares entitled to vote at the proposed special meeting, or (c) the Board of Directors pursuant to a duly adopted resolution. Special Stockholder Meetings may not be called by any other person or persons or in any other manner. Elections of directors need not be by written ballot unless the Bylaws shall so provide.

                                   ARTICLE 11
                               STOCKHOLDER CONSENT

     No action that is required or permitted to be taken by the stockholders of the Company at any annual or special meeting of stockholders may be effected by written consent of stockholders in lieu of a meeting of stockholders, unless the action to be effected by written consent of stockholders and the taking of such action by such written consent have expressly been approved in advance by the Board of Directors.

                                   ARTICLE 12
                             LIMITATION OF LIABILITY

     Except as otherwise provided in the NRS, a director or officer of the Company shall not be personally liable to the Company or its stockholders for damages as a result of any act or failure to act in his capacity as a director or officer; provided, however, that this Article shall not eliminate or limit the liability of a director or officer (a) if it is proven that his act or failure to act constituted a breach of his fiduciary duties and such breach involved intentional misconduct, fraud or a knowing violation of law, or (b) under Section 78.300 of the NRS.

     If the NRS is amended after the date of filing of these Articles of Incorporation to authorize corporate action further limiting or eliminating the personal liability of a director, then the liability of the directors of the Company shall be limited or eliminated to the fullest extent permitted by the NRS, as so amended, or a similar successor provision. Any repeal or modification of this Article by the stockholders of the Company or otherwise shall not adversely affect any right or protection of a director of the Company existing at the time of such repeal or modification.

                                   ARTICLE 13
                                 INDEMNIFICATION

     1.     Discretionary  Indemnification. (a)  The Company  may  indemnify any
            -------------------------------
person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except an action by or in the right of the Company, by reason of the fact that he is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with the action, suit or proceeding if he: (i) is not liable pursuant to Section 78.138 of the NRS; or
(ii) acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, does not, of itself, create a presumption that the person is liable pursuant to Section 78.138 of the NRS or did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Company, or that, with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful.

          (b) The Company may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Company to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses, including amounts paid in settlement and attorneys' fees actually and reasonably incurred by him in connection with the defense or settlement of the action or suit if he: (i) is not liable pursuant to Section 78.138 of the NRS; or (ii) acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Company. Indemnification may not be made for any claim, issue or matter as to which such a person has been adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable to the Company or for amounts paid in settlement to the Company, unless and only to the extent that the court in which the action or suit was brought or other court of competent jurisdiction determines upon application that in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses as the courts deem proper.

     2.     Determination  of  Discretionary Indemnification.  Any discretionary
            ------------------------------------------------
indemnification pursuant to Section 1 of this Article "Indemnification", unless ordered by a court or advanced pursuant to this Section 2, may be made by the Company only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances. The determination must be made:

          (a)     By  the  stockholders;

          (b) By the Board of Directors by majority vote of a quorum consisting of directors who were not parties to the action, suit or proceeding;

          (c) If a majority vote of a quorum consisting of directors who were not parties to the action, suit or proceeding so orders, by independent legal counsel in a written opinion; or

          (d) If a quorum consisting of directors who were not parties to the action, suit or proceeding cannot be obtained, by independent legal counsel in a written opinion.

     The expenses of officers and directors incurred in defending a civil or criminal action, suit or proceeding must be paid by the Company as they are incurred in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he is not entitled to be indemnified by the Company.

     3.     Mandatory  Indemnification.  To the extent that a director, officer,
            --------------------------
employee or agent of the Company has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Section 1 of this Article "Indemnification", or in defense of any claim, issue or matter therein, the Company shall indemnify him against expenses, including attorneys' fees actually and reasonably incurred by him in connection with the defense.

     4.     Non-Exclusivity.  The  indemnification  and  advancement of expenses
            ---------------
authorized  in  or  ordered  by  a  court  pursuant  to  this  Article:

          (a) Does not exclude any other rights to which a person seeking indemnification or advancement of expenses may be entitled under any agreement, vote of stockholders or disinterested directors or otherwise, for either an action in his official capacity or an action in another capacity while holding his office, except that indemnification, unless ordered by a court pursuant to
Section  1  of this Article, or for the advancement of expenses made pursuant to
Section 2 of this Article may not be made to or on behalf of any director or officer if a final adjudication establishes that his acts or omissions involved intentional misconduct, fraud or a knowing violation of the law and was material to the cause of action.

          (b) Continues for a person who has ceased to be a director, officer, employee or agent and inures to the benefit of the heirs, executors and administrators of any such person.

     5.     Insurance.  The  Company may purchase and maintain insurance or make
            ----------
other financial arrangements on behalf of any person who is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise for any liability asserted against him and liability and expenses incurred by him in his capacity as a director, officer, employee or agent, or arising out of his status as such, whether or not the Company has the authority to indemnify him against such liability expenses.

                                   ARTICLE 14
                        AMENDMENT OF CORPORATE DOCUMENTS

     1.     Articles  of  Incorporation.  Whenever  any  vote  of the holders of
            ---------------------------
voting shares of the capital stock of the Company is required by law to amend, alter, repeal or rescind any provision of these Articles of Incorporation, such alteration, amendment, repeal or rescission of any provision of these Articles of Incorporation must be approved by the Board of Directors and by the affirmative vote of the holders of at least a majority of the combined voting power of the then outstanding voting shares of capital stock of the Company, voting together as a single class.

     Subject to the provisions hereof, the Company reserves the right at any time, and from time to time, to amend, alter, repeal or rescind any provision contained in these Articles of Incorporation in the manner now or hereafter prescribed by law, and other provisions authorized by the laws of the State of Nevada at the time in force may be added or inserted, in the manner now or hereafter prescribed by law; and all rights, preferences and privileges of whatsoever nature conferred upon stockholders, directors or any other persons whomsoever by and pursuant to these Articles of Incorporation in their present form or as hereafter amended are granted subject to the rights reserved in this Article.

     2.     Bylaws.  In  addition  to  any affirmative vote required by law, any
            ------
change of the Bylaws may be adopted either (a) by the affirmative vote of the Board of Directors, or (b) by the stockholders by the affirmative vote of the holders of at least a majority of the combined voting power of the then outstanding voting shares of capital stock of the Company, voting together as a single class.

                                   ARTICLE 15
                 APPLICATION OF NRS 78.411 TO 78.444, INCLUSIVE

     These Articles of Incorporation expressly provide that the Company shall not be governed by NRS 78.411 to 78.444, inclusive.

                                   ARTICLE 16
                                    EXISTENCE

     The  Company  is  to  have  perpetual  existence.

                                    EXHIBIT B
                                    BYLAWS OF
                                 CRANSTON, INC.
                              A NEVADA CORPORATION

                                    BYLAWS OF
                                 CRANSTON, INC.


                                    ARTICLE I
                                     OFFICES

     1.1.     Resident  Office.  The  resident  office  of  Cranston,  Inc. (the
              ----------------
"Company") required by Section 78.035 of the Nevada Revised Statutes or any successor statute (the "NRS") to be maintained in the State of Nevada shall be the resident office named in the Articles of Incorporation of the Company, as they may be amended or restated from time to time in accordance with the NRS (the "Articles of Incorporation").

     1.2.     Other  Offices.  The  Company  may also have offices at such other
              --------------
places both within and without the State of Nevada as the Board of Directors of the Company (the "Board of Directors") may determine from time to time or as the business of the Company may require.

                                   ARTICLE II
                            MEETINGS OF STOCKHOLDERS

     2.1.     Place  of  Meetings.  Meetings of the Company's stockholders shall
              -------------------
be held at such place within or without the State of Nevada as may be designated by the Board of Directors or the officer calling the meeting, or, in the absence of such designation, at the principal office of the Company.

     2.2.     Annual  Meeting.  An  annual  meeting of the stockholders, for the
              ---------------
election of directors to succeed those whose terms expire or to fill vacancies and for the transaction of such other business as may properly come before the meeting, shall be held on such date and at such time as the Board of Directors shall fix and set forth in the notice of the meeting, which date shall be within 13 months subsequent to the last annual meeting of stockholders. At the annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the annual meeting as set forth in Paragraph 2.8 hereof. Failure to hold the annual meeting at the designated time shall not work a dissolution of the Company.

     2.3.     Special  Meetings.  Subject  to  the  rights of the holders of any
              -----------------
series of the Company's preferred stock, par value $0.001 per share (the "Preferred Stock"), as designated in any resolutions adopted by the Board of Directors and filed with the State of Nevada (a "Preferred Stock Designation"), special meetings of the stockholders may be called at any time by those persons set forth in the Articles of Incorporation. Upon written request of any person or persons who have duly called a special meeting, it shall be the duty of the Secretary to fix the date of the meeting to be held not less than 10 nor more than 60 days after the receipt of the request and to give due notice thereof, as required by the NRS. If the Secretary shall neglect or refuse to fix the date of the meeting and give notice thereof, the person or persons calling the meeting may do so.

     2.4.     Notice  of  Meeting.  Written  or  printed notice of all meetings,
              -------------------
stating the place, day and hour of the meeting and the purpose or purposes for which the meeting is called, shall be delivered not less than 10 nor more than 60 days before the date of the meeting, either personally or by mail, by or at the direction of the Chairman of the Board or Secretary, to each stockholder entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered to a stockholder when deposited in the United States mail addressed to such stockholder at such stockholder's address as it appears on the stock transfer records of the Company, with postage thereon prepaid.

     2.5.     Registered  Holders  of Shares; Closing of Share Transfer Records;
              ------------------------------------------------------------------
and  Record  Date.
-----------------

          (a)     Registered Holders as Owners.  Unless otherwise provided under
                  ----------------------------
the NRS, the Company may regard the person in whose name any shares are registered in the stock transfer records of the Company at any particular time (including, without limitation, as of a record date fixed pursuant to subparagraph (b) of this Paragraph 2.5) as the owner of such shares at that time for purposes of voting, receiving distributions thereon or notices in respect thereof, transferring such shares, exercising rights of dissent with respect to such shares, entering into agreements with respect to such shares, or giving proxies with respect to such shares; and neither the Company nor any of its officers, directors, employees or agents shall be liable for regarding that person as the owner of such shares at that time for those purposes, regardless of whether that person possesses a certificate for such shares.

          (b)     Record  Date.  For  the  purpose  of  determining stockholders
                  ------------
entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive a distribution by the Company (other than a distribution involving a purchase or redemption by the Company of any of its own shares) or a share dividend, or in order to make a determination of stockholders for any other proper purpose, the Board of Directors may fix in advance a date as the record date for any such determination of stockholders, such date in any case to be not more than 60 days and not less than 10 days, prior to the date on which the particular action requiring such determination of stockholders is to be taken. The Board of Directors shall not close the books of the Company against transfers of shares during the whole or any part of such period.

     If the Board of Directors does not fix a record date for any meeting of the stockholders, the record date for determining stockholders entitled to notice of or to vote at such meeting shall be at the close of business on the day next preceding the day on which notice is given, or, if in accordance with Paragraph
7.3 of these Bylaws notice is waived, at the close of business on the day next preceding the day on which the meeting is held.

     2.6.     Quorum of Stockholders; Adjournment.  Unless otherwise provided in
              -----------------------------------
the Articles of Incorporation, a majority of the outstanding shares of capital stock of the Company entitled to vote, present in person or represented by proxy, shall constitute a quorum at any meeting of the stockholders, and the stockholders present at any duly convened meeting may continue to do business until adjournment notwithstanding any withdrawal from the meeting of holders of shares counted in determining the existence of a quorum. Unless otherwise provided in the Articles of Incorporation or these Bylaws, any meeting of the stockholders may be adjourned from time to time by the chairman of the meeting or the holders of a majority of the issued and outstanding stock, present in person or represented by proxy, whether or not a quorum is present, without notice other than by announcement at the meeting at which such adjournment is taken, and at any such adjourned meeting at which a quorum shall be present any action may be taken that could have been taken at the meeting originally called; provided that if the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the adjourned meeting.

     2.7.     Voting  by  Stockholders.
              ------------------------

          (a)     Voting  on Matters Other than the Election of Directors.  With
                  -------------------------------------------------------
respect to any matters as to which no other voting requirement is specified by the NRS, the Articles of Incorporation or these Bylaws, and, subject to the rights of the holders of any series of Preferred Stock to elect directors under specific circumstances, the affirmative vote required for stockholder action shall be that of a majority of the shares present in person or represented by proxy at the meeting (as counted for purposes of determining the existence of a quorum at the meeting). In the case of a matter submitted for a vote of the stockholders as to which a stockholder approval requirement is applicable under the stockholder approval policy of any stock exchange or quotation system on which the capital stock of the Company is traded or quoted, the requirements under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any provision of the Internal Revenue Code, in each case for which no higher voting requirement is specified by the NRS, the Articles of Incorporation or these Bylaws, the vote required for approval shall be the requisite vote specified in such stockholder approval policy, the Exchange Act or Internal Revenue Code provision, as the case may be (or the highest such requirement if more than one is applicable).

          (b)     Voting  in  the  Election  of  Directors.  Unless  otherwise
                  ----------------------------------------
provided in the Articles of Incorporation or these Bylaws in accordance with the NRS, directors shall be elected by a plurality of the votes cast by the holders of outstanding shares of capital stock of the Company entitled to vote in the election of directors at a meeting of stockholders at which a quorum is present.

          (c)     Consents  in  Lieu  of  Meeting.  Pursuant  to the Articles of
                  -------------------------------
Incorporation, no action that is required or permitted to be taken by the stockholders of the Company at any annual or special meeting of stockholders may be effected by the written consent of stockholders in lieu of a meeting, unless the action to be effected by the written consent of stockholders and the taking of such action by written consent have been expressly approved in advance by the Board of Directors.

          (d)     Other.  The  Board  of  Directors,  in  its discretion, or the
                  -----
officer of the Company presiding at a meeting of stockholders of the Company, in his discretion, may require that any votes cast at such meeting shall be cast by written ballot.

     2.8.     Business  to  be  Conducted  at  Annual  or  Special  Stockholder
              -----------------------------------------------------------------
Meetings. At any annual or special meeting of stockholders, only such business shall be conducted, and only such proposals shall be acted upon, as shall have been disclosed in the notice delivered to the stockholders with respect to such meeting.

     2.9.     Proxies.  Each  stockholder  entitled  to  vote  at  a  meeting of
              -------
stockholders  may  authorize  another person or persons to act for him by proxy.
Proxies for use at any meeting of stockholders shall be filed with the Secretary, or such other officer as the Board of Directors may from time to time determine by resolution, before or at the time of the meeting. All proxies shall be received and taken charge of and all ballots shall be received and canvassed by the secretary of the meeting who shall decide all questions relating to the qualification of voters, the validity of the proxies, and the acceptance or rejection of votes, unless an inspector or inspectors shall have been appointed by the chairman of the meeting, in which event such inspector or inspectors shall decide all such questions.

     2.10.     Approval  or  Ratification  of Acts or Contracts by Stockholders.
               ----------------------------------------------------------------
The Board of Directors in its discretion may submit any act or contract for approval or ratification at any annual meeting of the stockholders, or at any special meeting of the stockholders called for the purpose of considering any such act or contract, and any act or contract that shall be approved or be ratified by the vote of the stockholders holding a majority of the issued and outstanding shares of stock of the Company entitled to vote and present in person or by proxy at such meeting (provided that a quorum is present), shall be as valid and as binding upon the Company and upon all the stockholders as if it has been approved or ratified by every stockholder of the Company.

     2.11.     Inspectors  of  Election.  The  Company  shall, in advance of any
               ------------------------
meeting of stockholders, appoint one or more inspectors of election, who may be employees of the Company, to act at the meeting or any adjournment thereof and to make a written report thereof. The Company may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector so appointed or designated is able to act at a meeting of stockholders, the chairman or the person presiding at the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his duties, shall take and sign an oath to execute faithfully the duties of inspector with strict impartiality and according to the best of his ability.

     The inspector or inspectors so appointed or designated shall: (a) ascertain the number of shares of capital stock of the Company outstanding and the voting power of each such share; (b) determine the shares of capital stock of the Company represented at the meeting and the validity of proxies and ballots; (c) count all votes and ballots; (d) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors; and (e) certify their determination of the number of shares of the capital stock of the Company represented at the meeting and such inspectors' count of all votes and ballots. Such certification and report shall specify such other information as may be required by law. In determining the validity and counting of proxies and ballots cast at any meeting of stockholders of the Company, the inspectors may consider such information as is permitted by applicable law. No person who is a candidate for an office at an election may serve as an inspector at such election.

                                   ARTICLE III
                                    DIRECTORS

     3.1.     Powers,  Number,  Classification  and  Tenure.
              ---------------------------------------------

          (a) The powers of the Company shall be exercised by or under the authority of, and the business and affairs of the Company shall be managed under the direction of, the Board of Directors. Each director shall hold office for the full term for which such director is elected and until such director's successor shall have been duly elected and qualified or until his earlier death or resignation or removal in accordance with the Articles of Incorporation or these Bylaws.

          (b) Within the limits specified in the Articles of Incorporation, and subject to the rights of the holders of any series of Preferred Stock to elect directors under specific circumstances, the number of directors that shall constitute the whole Board of Directors shall be fixed by, and may be increased or decreased from time to time by, the affirmative vote of a majority of the members at any time constituting the Board of Directors. Except as provided in the Articles of Incorporation, and subject to the rights of the holders of any series of Preferred Stock to elect directors under specific circumstances, newly created directorships resulting from any increase in the number of directors and any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other cause shall be filled by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the class of directors in which the new directorship was created or the vacancy occurred and until such director's successor shall have been elected and qualified or until his earlier death, resignation or removal. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

     3.2.     Qualifications.  Directors  need  not be residents of the State of
              --------------
Nevada  or  stockholders  of  the  Company.

     3.3.     Place of Meeting; Order of Business.  Except as otherwise provided
              -----------------------------------
by law, meetings of the Board of Directors, regular or special, may be held either within or without the State of Nevada, at whatever place is specified by the person or persons calling the meeting. In the absence of specific designation, the meetings shall be held at the principal office of the Company. At all meetings of the Board of Directors, business shall be transacted in such order as shall from time to time be determined by the Chairman of the Board, or in his absence by the President, or by resolution of the Board of Directors.

     3.4.     Regular  Meetings.  Regular  meetings  of  the  Board of Directors
              -----------------
shall be held, in each case, at such hour and on such day as may be fixed by resolution of the Board of Directors, without further notice of such meetings. The time or place of holding regular meetings of the Board of Directors may be changed by the Chairman of the Board by giving written notice thereof as provided in Paragraph 3.6 hereof.

     3.5.     Special  Meetings.  Special  meetings  of  the  Board of Directors
              -----------------
shall be held, whenever called by the Chairman of the Board or by resolution adopted by the Board of Directors, in each case, at such hour and on such day as may be stated in the notice of the meeting.

     3.6.     Attendance  at and Notice of Meetings.  Written notice of the time
              -------------------------------------
and place of, and general nature of the business to be transacted at, all special meetings of the Board of Directors, and written notice of any change in the time or place of holding the regular meetings of the Board of Directors, shall be given to each director personally or by mail or by telegraph, telecopier or similar communication at least one day before the day of the meeting; provided, however, that notice of any meeting need not be given to any director if waived by him in writing, or if he shall be present at such meeting. Participation in a meeting of the Board of Directors shall constitute presence in person at such meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

     3.7.     Quorum of and Action by Directors.  A majority of the directors in
              ---------------------------------
office shall constitute a quorum of the Board of Directors for the transaction of business; but a lesser number may adjourn from day to day until a quorum is present. Except as otherwise provided by law or in these Bylaws, all questions shall be decided by the vote of a majority of the directors present at a meeting at which a quorum is present.

     3.8.     Board  and  Committee  Action Without a Meeting.  Unless otherwise
              -----------------------------------------------
restricted by the Articles of Incorporation or these Bylaws, any action required or permitted to be taken at a meeting of the Board of Directors or any committee thereof may be taken without a meeting if a consent in writing, setting forth the action so taken, is signed by all the members of the Board of Directors or such committee, as the case may be, and shall be filed with the Secretary.

     3.9.     Board and Committee Telephone Meetings.  Subject to the provisions
              --------------------------------------
required or permitted by the NRS for notice of meetings, unless otherwise restricted by the Articles of Incorporation or these Bylaws, members of the Board of Directors, or members of any committee designated by the Board of Directors, may participate in and hold a meeting of such Board of Directors or committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Paragraph 3.9 shall constitute presence in person at such meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

     3.10.     Compensation.  Directors  shall  receive  such  compensation  for
               ------------
their  services  as  shall  be  determined  by  the  Board  of  Directors.

     3.11.     Removal.  Directors  may be removed from office in the matter set
               -------
forth in the Articles of Incorporation, subject to the rights of the holders of any series of Preferred Stock to elect directors under specific circumstances.

     3.12.     Committees  of  the  Board  of  Directors.
               -----------------------------------------

          (a) The Board of Directors, by resolution adopted by a majority of the full Board of Directors, may designate from among its members one or more committees (in addition to those listed below), each of which shall be comprised of one or more of its members, and may designate one or more of its members as alternate members of any committee, who may, subject to any limitations by the Board of Directors, replace absent or disqualified members at any meeting of that committee. Any such committee, to the extent provided in such resolution or in the Articles of Incorporation or these Bylaws, shall have and may exercise all of the authority of the Board of Directors to the extent permitted by the NRS, including, without limitation, the power and authority to declare a dividend, to authorize the issuance of stock or to adopt a plan of merger pursuant to Section 78.125 of the NRS. Any such committee may authorize the seal of the Company to be affixed to all papers which may require it. In addition to the above, such committee or committees shall have such other powers and limitations of authority as may be determined from time to time by resolution adopted by the Board of Directors.

          (b) The Board of Directors shall have the power at any time to change the membership of any such committee and to fill vacancies in it. A majority of the number of members of any such committee shall constitute a quorum for the transaction of business unless a greater number is required by a resolution adopted by the Board of Directors. The act of the majority of the members of a committee present at any meeting at which a quorum is present shall be the act of such committee, unless the act of a greater number is required by a resolution adopted by the Board of Directors. Each such committee may elect a chairman and appoint such subcommittees and assistants as it may deem necessary. Except as otherwise provided by the Board of Directors, meetings of any committee shall be conducted in accordance with Paragraphs 3.4, 3.5, 3.6, 3.7, 3.8, 3.9 and 7.3 hereof. In the absence or disqualification of a member of a committee, the member or members present at any meeting and not disqualified from voting, whether or not constituting a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of the absent or disqualified member. Any member of any such committee elected or appointed by the Board of Directors may be removed by the Board of Directors whenever in its judgment the best interests of the Company will be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment of a member of a committee shall not of itself create contract rights.

          (c) Any action taken by any committee of the Board of Directors shall promptly be recorded in the minutes and filed with the Secretary.

          (d) Notwithstanding anything herein contained to the contrary, the composition and powers of any committee of the Board of Directors are expressly subject to the requirements of any stock exchange or quotation system on which the capital stock of the Company is traded or quoted, or the Exchange Act.

          (e)     Executive  Committee.  The  Board  of  Directors may create an
                  --------------------
Executive Committee of the Board of Directors, which committee shall have and may exercise all the powers and authority of the Board of Directors between regular or special meetings of the Board of Directors in the management of the business and affairs of the Company, except to the extent limited by Nevada law. Without limiting the generality of the foregoing, the Executive Committee shall have the power and authority to (i) declare dividends on any class of capital stock of the Company, (ii) authorize the issuance of capital stock of the Company, (iii) adopt plans of merger, and (iv) in reference to amending the Articles of Incorporation, to the extent authorized in the resolution or resolutions providing for the issuance of shares of capital stock adopted by the Board of Directors, fix the designations and any of the preferences or rights of such shares relating to dividends, redemptions, dissolution, any distribution of assets of the Company or the conversion into, or the exchange of such shares for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the Company or fix the number of shares of any series of stock or authorize the increase or decrease of the shares of any series.

          (f)     Audit  Committee.  The  Board of Directors may create an Audit
                  ----------------
Committee of the Board of Directors whose members shall consist solely of directors who are not employees or affiliates of the Company and have no relationship with the Company that would, in the judgment of the Board of Directors, interfere with their exercise of independent judgment as a member of such committee. The Audit Committee shall have and may exercise the power and authority to recommend to the Board of Directors the accounting firm to be selected by the Board of Directors or to be recommended by it for stockholder approval, as independent auditor of the financial statements of the Company and its subsidiaries, and to act on behalf of the Board of Directors in meeting and reviewing with the independent auditors, the chief accounting officer, the chief internal auditor, if any, and the appropriate corporate officers, matters relating to corporate financial reporting and accounting procedures and policies, adequacy of financial, accounting and operating controls and the scope of the respective audits of the independent auditors and the internal auditor, if any. The Audit Committee shall also review the results of such audits with the respective auditors and shall report the results of those reviews to the Board of Directors. The Audit Committee shall submit to the Board of Directors any recommendations it may have from time to time with respect to financial reporting and accounting practices and policies and financial, accounting and operational controls and safeguards. The Audit Committee may submit to the Compensation Committee any recommendations it may have with respect to the compensation of the chief accounting officer and the chief internal auditor, if any. The Board of Directors shall, by resolution adopted by a majority of the Board of Directors, designate not less than two of its qualifying members from time to time to constitute members of the Audit Committee.

          (g)     Nominating  Committee.  The  Board  of  Directors may create a
                  ---------------------
Nominating Committee of the Board of Directors, which committee shall have and may exercise the power and authority to recommend to the Board of Directors prior to each annual meeting of the stockholders of the Company: (i) the appropriate size and composition of the Board of Directors; and (ii) nominees:
(1) for election to the Board of Directors for whom the Company should solicit proxies; (2) to serve as proxies in connection with the annual stockholders' meeting; and (3) for election to all committees of the Board of Directors other than the Nominating Committee. The Board of Directors shall, by resolution adopted by a majority of the Board, designate one or more of its members from time to time to constitute members of the Nominating Committee.

          (h)     Compensation  Committee.  The  Board of Directors may create a
                  -----------------------
Compensation Committee of the Board of Directors, whose members shall consist solely of directors who are not employees or affiliates of the Company and have no relationship with the Company that would, in the judgment of the Board of Directors, interfere with their exercise of independent judgment as a member of such committee. The Compensation Committee shall have and may exercise all the power and authority to (i) establish a general compensation policy for the officers and employees of the Company, including to establish and at least annually review officers' salaries and levels of officers' participation in the benefit plans of the Company, (ii) prepare any reports that may be required by the regulations of the Securities and Exchange Commission or otherwise relating to officer compensation, (iii) approve any increases in directors' fees, and (iv) exercise all other powers of the Board of Directors with respect to matters involving the compensation of employees and the employee benefits of the Company as shall be delegated by the Board of Directors to the Compensation Committee from time to time. Without limiting the generality of the foregoing, the Compensation Committee shall have the power and authority to authorize the issuance of capital stock of the Company pursuant to any compensation or benefit plan or arrangement adopted or entered into by the Company. The Board of Directors shall, by resolution adopted by a majority of the Board, designate two or more of its qualifying members from time to time to constitute members of the Compensation Committee.

                                   ARTICLE IV
                                    OFFICERS

     4.1.     Designation.  The  officers  of  the  Company  shall  consist of a
              -----------
Chairman of the Board, Chief Executive Officer, President, Chief Operating Officer, Secretary, Chief Financial Officer, Treasurer, Controller and such Executive, Senior or other Vice Presidents, Assistant Secretaries, Assistant Treasurers, Assistant Controllers and other officers as may be elected or appointed by the Board of Directors from time to time. Any number of offices may be held by the same person.

     4.2.     Chairman  of  the  Board.  The  Chairman of the Board shall be the
              ------------------------
Chief Executive Officer of the Company and shall preside at all meetings of the stockholders and of the Board of Directors. Except where by law the signature of the President is required, the Chairman of the Board shall possess the same power as the President to sign all contracts, certificates and other instruments of the Company which may be authorized by the Board of Directors. The Chairman of the Board shall also perform such other duties and may exercise such other powers as from time to time may be assigned to him by these Bylaws or by the Board of Directors. In the absence or incapacity to act of the President, the Chairman of the Board shall serve as acting President, and when so acting, shall have all the powers of and be subject to the restrictions of such office.

     4.3.     President.  The  President shall be the Chief Operating Officer of
              ---------
the Company and shall have general supervision and control of the business, affairs and properties of the Company and its general officers, and shall see that all orders and resolutions of the Board of Directors are carried into effect. He shall have the power to appoint and remove all subordinate officers, agents and employees, except those elected or appointed by the Board of Directors, and shall execute all bonds, mortgages, contracts and other instruments of the Company requiring a seal, under the seal of the Company, except where required or permitted by law to be otherwise signed and executed and except that the other officers of the Company may sign and execute documents when so authorized by these Bylaws, the Board of Directors or the President. The President shall also perform such other duties and may exercise such other powers as from time to time may be assigned to him by these Bylaws or by the Board of Directors. In the incapacity to act of the Chairman of the Board, the President shall serve as acting Chairman of the Board, and when so acting, shall have all the powers of and be subject to the restrictions of such office.

     4.4.     Chief  Operating  Officer.  As  the  Chief  Operating Officer, the
              -------------------------
President shall have general charge and supervision of the day to day operations of the Company (subject to the direction of the Board of Directors), and, in general, shall perform such other duties as are incident to the office of a chief operating officer of a corporation, including those duties customarily performed by persons occupying such office, and shall perform such other duties as, from time to time, may be assigned to him by the Board of Directors.

     4.5.     Vice  President.  The  Board  of  Directors  may appoint such Vice
              ---------------
Presidents as may be recommended by the President or as the directors deem necessary or appropriate. Vice Presidents may be designated as Senior Vice Presidents, Executive Vice Presidents or some other designation as the Board of Directors deems appropriate (each a "Vice President"). Each Vice President shall perform such duties as the Board of Directors may from time to time prescribe and have such other powers as the President may from time to time prescribe.

     4.6.     Chief Financial Officer.  The Chief Financial Officer shall be the
              -----------------------
chief accounting officer of the Company and shall have general charge and supervision of the day to day financial operations of the Company (subject to the direction of the Board of Directors), and, in general, shall perform such other duties as are incident to the office of a chief financial officer of a corporation, including those duties customarily performed by persons occupying such office, and shall perform such other duties as, from time to time, may be assigned to him by the Board of Directors or the Audit Committee.

     4.7.     Secretary.  The  Secretary  shall attend the meetings of the Board
              ---------
of Directors and all meetings of stockholders and record the proceedings thereof in a book or books to be kept for that purpose; the Secretary shall also perform like duties for the standing committees when required. The Secretary shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors or the President, under whose supervision he shall be. If the Secretary shall be unable or shall refuse to cause to be given notice of all meetings of the stockholders and special meetings of the Board of Directors, and if there be no Assistant Secretary, then the Chairman of the Board may choose another officer to cause such notice to be given. The Secretary shall have custody of the seal of the Company and the Secretary or any Assistant Secretary, if there be one, shall have authority to affix the same to any instrument requiring it and when so affixed, it may be attested by the signature of the Secretary or by the signature of any such Assistant Secretary. The Board of Directors may give general authority to any other officer to affix the seal of the Company and to attest the affixing by his signature. The Secretary shall see that all books, reports, statements, certificates and other documents and records required by law to be kept or filed are properly kept or filed, as the case may be.

     4.8.     Treasurer.  The  Treasurer shall have the custody of the Company's
              ---------
funds and securities and shall keep full and accurate accounts of receipt and disbursements in books belonging to the Company and shall deposit all moneys and other valuable effects in the name and to the credit of the Company in such depositories as may be designated by the Chief Financial Officer or the Board of Directors. The Treasurer shall disburse the funds of the Company as may be ordered by the Chief Financial Officer or the Board of Directors, taking proper vouchers for such disbursements, and shall render to the Chairman of the Board and the Board of Directors, at its regular meeting, or when the Board of Directors so requires, an account of all his transactions as Treasurer and of the liquidity of the Company. If required by the Board of Directors, the Treasurer shall give the Company a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his office and for the restoration to the Company, in case of his death, resignation, retirement or removal from office, of all books papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the Company.

     4.9.     Controller.  The  Controller,  if  there  is  one,  shall maintain
              ----------
records of all assets, liabilities, and transactions of the Company and shall be responsible for the design, installation and maintenance of accounting and cost control systems and procedures for the Company and shall perform such other duties and have such other powers as from time to time may be assigned to him by the Chief Financial Officer, Board of Directors or the Audit Committee.

     4.10.     Assistant  Secretaries.  Except  as  may be otherwise provided in
               ----------------------
these Bylaws, Assistant Secretaries, if there be any, shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors, the President, any Vice President, or the Secretary, and in the absence of the Secretary or in the event of his disability or refusal to act, shall perform the duties of the Secretary, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Secretary.

     4.11.     Assistant  Treasurers.  Assistant  Treasurers,  if  there be any,
               ---------------------
shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors, the President or the Treasurer, and in the absence of the Treasurer or in the event of his disability or refusal to act, shall perform the duties of the Treasurer, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Treasurer. If required by the Board of Directors, an Assistant Treasurer shall give the Company a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his office and for the restoration to the Company, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the Company.

     4.12.     Assistant  Controllers.  Except  as  may be otherwise provided in
               ----------------------
these Bylaws, Assistant Controllers, if there be any, shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors, the President, any Vice President, or the Controller, and in the absence of the

Controller or in the event of his disability or refusal to act, shall perform the duties of the Controller, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Controller.

     4.13.     Other  Officers.  Such  other  officers as the Board of Directors
               ---------------
may choose shall perform such duties and have such powers, subordinate to those powers specifically delegated to certain officers in these Bylaws, as from time to time may be assigned to them by the Board of Directors. The President of the Company shall have the power to choose such other officers and to prescribe their respective duties and powers, subject to control by the Board of Directors.

     4.14.     Vacancies.  Whenever  any  vacancies shall occur in any office by
               ---------
death, resignation, increase in the number of offices of the Company, or otherwise, the same shall be filled by the Board of Directors (or the President, in accordance with Paragraph 4.3 of these Bylaws, subject to control by the Board of Directors), and the officer so appointed shall hold office until such officer's successor is elected or appointed in accordance with these Bylaws or until his earlier death, resignation or removal.

     4.15.     Removal.  Any  officer  or agent of the Company may be removed by
               -------
the Board of Directors whenever in its judgment the best interests of the Company will be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment of an officer or agent shall not of itself create contract rights.

     4.16.     Action  with Respect to Securities of Other Corporations.  Unless
               --------------------------------------------------------
otherwise directed by the Board of Directors, the Chairman of the Board, the President, any Vice President and the Treasurer of the Company shall each have power to vote and otherwise act on behalf of the Company, in person or by proxy, at any meeting of security holders of or with respect to any action of security holders of any other corporation in which the Company may hold securities and otherwise to exercise any and all rights and powers which the Company may possess by reason of its ownership of securities in such other corporation.

                                    ARTICLE V
                                  CAPITAL STOCK

     5.1.     Certificates  for  Shares.  The  certificates  for  shares  of the
              -------------------------
capital stock of the Company shall be in such form as may be approved by the Board of Directors from time to time. The Company shall deliver one or more certificates to each of the Company's stockholders, which shall represent the number of shares to which such stockholder is entitled. Certificates shall be signed by the Chairman of the Board, the President or a Vice President and either the Secretary or an Assistant Secretary, and may bear the seal of the Company or a facsimile thereof. The signatures of such officers upon a certificate may be facsimiles. The stock record books and the blank stock certificates shall be kept by the Secretary, or at the office of such transfer agent or transfer agents as the Board of Directors may from time to time by resolution determine. In case any officer who has signed or whose facsimile signature has been placed upon such certificate shall have ceased to be such officer before such certificate is issued, it may be issued by the Company with the same effect as if such person were such officer at the date of its issuance.

     5.2.     Multiple  Classes of Stock.  As the Company is authorized to issue
              --------------------------
more than one class of capital stock and more than one series of preferred stock, a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualification, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of each of the certificates the Company issues to represent such class or series of stock; provided that, to the extent allowed by law, in lieu of such statement, the face or back of such certificates may state that the Company will furnish a copy of such statement without charge to each requesting stockholder.

     5.3.     Transfer  of  Shares.  The shares of stock of the Company shall be
              --------------------
transferable only on the books of the Company by the holders thereof in person or by their duly authorized attorneys or legal representatives upon surrender and cancellation of certificates for a like number of shares.

     5.4.     Ownership  of  Shares.  As  the  Company  is entitled to treat the
              ---------------------
holder of record of any share or shares of capital stock as the holder in fact thereof under Paragraph 2.5 hereof, the Company shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the State of Nevada.

     5.5.     Regulations  Regarding Certificates.  The Board of Directors shall
              -----------------------------------
have the power and authority to make all such rules and regulations as they may deem expedient concerning the issue, transfer and registration or the replacement of certificates for shares of capital stock of the Company.

     5.6.     Lost  or  Destroyed  Certificates.  The  Board  of  Directors  may
              ---------------------------------
determine the conditions upon which a new certificate representing shares of the capital stock of the Company may be issued in place of a certificate which is alleged to have been lost, stolen or destroyed; and may, in its discretion, require the owner of such certificate or his legal representative to give bond, with sufficient surety, to indemnify the Company and each transfer agent and registrar against any and all losses or claims that may arise by reason of the issue of a new certificate in the place of the one so lost, stolen or destroyed.

                                   ARTICLE VI
                                 INDEMNIFICATION

     6.1.     General.  The  Company  shall  indemnify  its directors, officers,
              -------
employees,  agents  and  others  as  provided  in the Articles of Incorporation.

     6.2.     Request  for  Indemnification.  A party requesting indemnification
              -----------------------------
(the "Indemnitee") shall submit notice of such request in writing to the Secretary of the Company. Such notice of request for indemnification shall contain sufficient information to reasonably inform the Company about the nature and extent of the indemnification or advance sought by the Indemnitee. The Secretary shall promptly advise the Board of Directors of any such request.

     6.3.     Extension  of  Rights.  No amendment, alteration or repeal of this
              ---------------------
Article VI or any provision hereof shall be effective as to any Indemnitee for acts, events and circumstances that occurred, in whole or in part, before such amendment, alteration or repeal. The provisions of this Article VI shall continue as to an Indemnitee whose Corporate Status has ceased for any reason and shall inure to the benefit of his heirs, executors and administrators. Neither the provisions of this Article VI nor those of any agreement to which the Company is a party shall be deemed to preclude the indemnification of any person who is not specified in this Article VI as having the right to receive indemnification or is not a party to any such agreement, but whom the Company has the power or obligation to indemnify under the provisions of the NRS.

     6.4.     Insurance  and Subrogation.  The Company shall not be liable under
              --------------------------
the Articles of Incorporation or this Article VI to make any payment of amounts otherwise indemnifiable hereunder if, but only to the extent that, the Indemnitee has otherwise actually received such payment under any insurance policy, contract, agreement or otherwise. In the event of any payment hereunder, the Company shall be subrogated to the extent of such payment to all the rights of recovery of the Indemnitee, who shall execute all papers required and take all action reasonably requested by the Company to secure such rights, including execution of such documents as are necessary to enable the Company to bring suit to enforce such rights.

     6.5.     Severability.  If  any  provision or provisions of this Article VI
              ------------
shall be held to be invalid, illegal or unenforceable for any reason whatsoever, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby; and, to the fullest extent possible, the provisions of this Article VI shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

     6.6.     Notices.  Promptly  after  receipt  by the Indemnitee of notice of
              -------
the commencement of any action, suit or proceeding, the Indemnitee shall, if he anticipates or contemplates making a claim for expenses or an advance pursuant to the terms of the Articles of Incorporation and this Article VI, notify the Company of the commencement of such action, suit or proceeding; provided, however, that any delay in so notifying the Company shall not constitute a waiver or release by the Indemnitee of rights hereunder and that any omission by the Indemnitee to so notify the Company shall not relieve the Company from any liability that it may have to the Indemnitee otherwise than under the Articles of Incorporation or this Article VI. Any communication required or permitted to the

Company shall be addressed to the Secretary and any such communication to the Indemnitee shall be addressed to the Indemnitee's address as shown on the Company's records unless he specifies otherwise and shall be personally delivered or delivered by overnight mail delivery. Any such notice shall be effective upon receipt.

     6.7.     Contractual  Rights.  The  right  to  be  indemnified  or  to  the
              -------------------
advancement or reimbursement of expenses (a) is a contract right based upon good and valuable consideration, pursuant to which the Indemnitee may sue as if these provisions were set forth in a separate written contract between the Indemnitee and the Company, (b) is and is intended to be retroactive and shall be available as to events occurring prior to the adoption of these provisions, and (c) shall continue after any rescission or restrictive modification of such provisions as to events occurring prior thereto.

                                   ARTICLE VII
                            MISCELLANEOUS PROVISIONS

     7.1.     Bylaw  Amendments.  These Bylaws may be amended as provided in the
              -----------------
Articles  of  Incorporation.

     7.2.     Books  and  Records.  The  Company shall keep books and records of
              -------------------
account and shall keep minutes of the proceedings of its stockholders, its Board of Directors and each committee of its Board of Directors.

     7.3.     Notices;  Waiver of Notice.  Whenever any notice is required to be
              --------------------------
given to any stockholder, director or committee member under the provisions of the NRS, the Articles of Incorporation or these Bylaws, said notice shall be deemed to be sufficient if given by deposit of the same in the United States mail, with postage paid thereon, addressed to the person entitled thereto at his address as it appears on the records of the Company, and such notice shall be deemed to have been given on the day of such mailing.

     Whenever any notice is required to be given to any stockholder, director or committee member under the provisions of the NRS, the Articles of Incorporation or these Bylaws, a waiver thereof in writing signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be equivalent to the giving of such notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

     7.4.     Resignations.  Any  director  or  officer  may resign at any time.
              ------------
Such resignations shall be made in writing and shall take effect at the time specified therein, or, if no time be specified, at the time of its receipt by the President or the Secretary. The acceptance of a resignation shall not be necessary to make it effective, unless expressly so provided in the resignation.

     7.5.     Seal.  The  seal of the Company shall be in such form as the Board
              ----
of  Directors  may  adopt.

     7.6.     Fiscal  Year.  The  fiscal year of the Company shall be determined
              ------------
by  a  resolution  adopted  by  the  Board  of  Directors.

     7.7.     Facsimile  Signatures.  In  addition to the provisions for the use
              ---------------------
of facsimile signatures elsewhere specifically authorized in these Bylaws, facsimile signatures of any director or officer of the Company may be used whenever and as authorized by the Board of Directors.

     7.8.     Reliance  upon Books, Reports and Records.  Each director and each
              -----------------------------------------
member of any committee designated by the Board of Directors shall, in the performance of his duties, be fully protected in relying in good faith upon the books of account or reports made to the Company by any of its officers, or by an independent certified public accountant, or by an appraiser selected with reasonable care by the Board of Directors or by any such committee, or in relying in good faith upon other records of the Company.

                                  ARTICLE VIII
                               ADOPTION OF BYLAWS

     8.1.     Adoption.  These  Bylaws were adopted by the Board of Directors as
              --------
of  July 27,  2007.

                                    EXHIBIT C
                                ESCROW AGREEMENT


                                ESCROW AGREEMENT

     THIS ESCROW AGREEMENT is made and entered into on August 29, 2007 by and between MED-X SYSTEMS, INC., a Nevada corporation ("Med-X"), EQUITABLE ASSETS, INC., a Nevada corporation, the controlling stockholder of Med-X (the "Med-X Controlling Stockholder"), CRANSTON, INC., a Nevada corporation (the "Subsidiary"), CRANSTON, INC., a New York corporation ("Cranston"), the Cranston stockholders being more fully described on the signature page hereof (the "Cranston Stockholders"), and GLAST, PHILLIPS & MURRAY, P.C. (the "Escrow Agent").

     WHEREAS, Cranston and the Cranston Stockholders and Med-X, the Subsidiary, and the Med-X Controlling Stockholder have executed that certain Plan and Agreement of Triangular Merger between Med-X Systems, Inc., Cranston, Inc., a Nevada corporation, and Cranston, Inc., a New York corporation, dated August 29, 2007 (the "Merger Agreement"); and

     WHEREAS, all capitalized terms herein shall have the same meanings as defined in the Merger Agreement, unless otherwise defined herein; and

     WHEREAS, the Cranston Stockholders have delivered into escrow with the Escrow Agent the sum of $80,000 (the "Escrowed Funds"); and

     WHEREAS, 4,188,646 shares of the Med-X Common Stock owned by the Med-X Controlling Stockholder, together with all shares issued in exchange for converted debt, have been delivered to the Escrow Agent (the "Escrowed Shares");

     NOW, THEREFORE, in consideration of the foregoing and the following mutual covenants and agreements, the parties hereto do agree as follows:

     1.     Transfer  into Escrow  by  the  Cranston  Stockholders.  The
            ------------------------------------------------------
Cranston Stockholders have delivered the Escrowed Funds into escrow with the Escrow Agent, the receipt of which is hereby acknowledged by the Escrow Agent.

     2.     Transfer  into Escrow by the Med-X Controlling Stockholder.  The
            ----------------------------------------------------------
Med-X Controlling Stockholder has delivered the Escrowed Shares into escrow with the Escrow Agent, the receipt of which is hereby acknowledged by the Escrow Agent.

     3.     Release of the Escrowed  Funds.  Promptly  following  the  Effective
            ------------------------------
Date, the Med-X Controlling Stockholder will use its best efforts to do all things necessary to qualify the shares of the Med-X Common Stock for quotation and sale on the Over the Counter Bulletin Board maintained by the Nasdaq Stock Market, Inc. (the "OTCBB"). The Escrowed Funds shall be held in escrow with the Escrow Agent until such time as the shares of the Med-X Common Stock are quoted for sale on the OTCBB. Immediately upon receiving notice from the Med-X Controlling Stockholder and the Cranston Stockholders that the OTCBB has notified all parties to the Merger Agreement that the shares of the Med-X Common Stock are being quoted for sale on the OTCBB and are trading on the OTCBB, the Escrow Agent shall deliver the Escrowed Funds to the Med-X Controlling Stockholder. In the event that Med-X is unable to procure a trading symbol from the NASD, due to NASD rejection, within 180 days from the date of the execution of this agreement, either Cranston or the Med-X Controlling Shareholder shall have the right to terminate this agreement upon ten (10) days notice to the other party.

     4.     Release  of  the Escrowed Shares.  The Med-X Controlling Stockholder
            --------------------------------
agrees that the Escrowed Shares may not be sold for a period of 12 months following the Effective Date. Thereafter, the Escrow Agent shall release the Escrowed Shares to the Med-X Controlling Stockholder in such amounts which may then be sold pursuant to the provisions of Rule 144(e) promulgated pursuant to the Securities Act of 1933, as amended.

     5.     Duty  of the Escrow Agent.  The sole duty of the Escrow Agent, other
            -------------------------
than as hereinafter specified, shall be to receive the Escrowed Funds and the Escrowed Shares and hold them subject to release, in accordance with this Agreement, the Merger Agreement, and the Other Agreements.

     6.     Liability  of  the  Escrow  Agent.  The  duties  of the Escrow Agent
            ---------------------------------
hereunder will be limited to observance of the express provisions of this Agreement. Furthermore, the Escrow Agent is not expected or required to be familiar with the provisions of any other writing, understanding or agreement, and shall not be charged with any responsibility or liability in connection with the observance or non-observance of the provisions of such other writing, understanding or agreement, and no implied covenant of any type whatsoever shall be read into this Agreement.

     The further provisions shall govern the Escrow Agent's liabilities hereunder:

          (a) In receiving the Escrowed Funds and the Escrowed Shares, the Escrow Agent acts only as a depository and thereby assumes no responsibility, except pursuant to the terms of this Agreement.

          (b) The Escrow Agent may act or refrain from acting in respect of any matter covered by this Agreement in full reliance upon and with the advice of counsel which may be selected by it, and shall be fully protected in so acting or in refraining from acting upon the advice of such counsel. Furthermore, the Escrow Agent may rely and shall be protected in acting upon any writing that may be submitted to it in connection with its duties hereunder without determining the genuineness, authenticity or due authority from any such writing or the person signing same and shall have no liability or responsibility with respect to the form, content or validity thereof.

          (c) The Escrow Agent shall have no responsibility or liability for any act or omission on its part, notwithstanding any demand or notice to the contrary by the Med-X Controlling Stockholder or the Cranston Stockholders, or any other person or entity, all subject to the sole limitation that the Escrow Agent exercises its best judgment. Except as herein expressly provided, none of the provisions of this Agreement shall require the Escrow Agent to expend or risk its own funds or otherwise incur financial liability or expense in the performance of any of its duties hereunder.

          (d) The Escrow Agent is hereby authorized to comply with and obey all orders, judgments, decrees or writs entered or issued by any court, and in the event the Escrow Agent obeys or complies with any such order, judgment, decree or writ, in whole or in part, it shall not be liable to the Med-X Controlling Stockholder, the Cranston Stockholders, or any other person or entity, by reason or such compliance, notwithstanding that it shall be determined that any such order, judgment, decree or writ was entered without jurisdiction or was invalid for any reason or is subsequently reversed, modified, annulled, satisfied or vacated.

          (e) The Escrow Agent shall not be required to institute or defend any action or legal process involving any matter referred to herein which in any manner affects its duties or liabilities hereunder to take any other action with reference to the Escrowed Funds and the Escrowed Shares not specifically agreed to herein, and the Escrow Agent shall not be responsible for any act or failure to act on its part except in the case of its own fraud or gross negligence.

          (f) Should any controversy arise between the Escrow Agent, the Med-X Controlling Stockholder, the Cranston Stockholders, or between any other person or entity with respect to this Agreement, or with respect to the ownership of or the right to receive the Escrowed Funds and the Escrowed Shares, the Escrow Agent shall have the right to institute a plea of interpleader in any court of competent jurisdiction to determine the rights of the parties. Should a plea of interpleader be instituted, or should the Escrow Agent become involved in litigation in any manner whatsoever connected with or pertaining to this Agreement, the Merger Agreement, the Other Agreements, or the Escrowed Funds and the Escrowed Shares, the Med-X Controlling Stockholder and the Cranston Stockholders hereby agree to pay the Escrow Agent, on demand, in addition to any charge made hereunder for acting as escrow agent, reasonable attorneys' fees incurred by the Escrow Agent, and any other disbursements, expenses, losses, costs, and damages in connection with or resulting from such litigation.

     7.     Indemnification.  The Med-X Controlling Stockholder and the Cranston
            ---------------
Stockholders hereby agree to indemnify and hold the Escrow Agent harmless from and against any and all claims, loses, liabilities, costs, damages, fees, charges, and expenses (including attorneys' fees) which the Escrow Agent may incur or sustain by reason of its acting as the Escrow Agent under this Agreement, unless same shall result from the fraud or gross negligence of the Escrow Agent.

     8.     Death,  Incapacity, or Resignation of the Escrow Agent.  In the
            -----------------------------------------------------
event of the death, incapacity, or resignation of the Escrow Agent, the Med-X Controlling Stockholder and the Cranston Stockholders shall appoint a successor Escrow Agent within 10 days following such death, incapacity, or resignation. If the Med-X Controlling Stockholder and the Cranston Stockholders shall fail to appoint a successor Escrow Agent within such 10 day period, the Med-X
Controlling Stockholder may thereupon deposit the Escrowed Funds and the Escrowed Shares into the registry of a court of competent jurisdiction, and seek to have a successor Escrow Agent appointed by such court. Any substitute Escrow Agent appointed hereunder shall possess and exercise all powers and authority herein conferred on the original Escrow Agent, unless the court otherwise decrees in the order of appointment. Further, any successor Escrow Agent shall receive such compensation as such court may determine. The parties hereto intend that a substitute Escrow Agent will be appointed to fulfill the duties of the Escrow Agent hereunder for the remaining term of this Agreement in the event of the Escrow Agent's death, incapacity, or resignation, and the Med-X Controlling Stockholder and the Cranston Stockholders will use their best efforts to promptly appoint a substitute Escrow Agent who shall be bound by the terms and provisions of this Agreement.

     9.     Termination  and  Amendment.  This  Agreement shall remain in effect
            ---------------------------
until the Escrowed Funds and the Escrowed Shares are delivered in accordance herewith; provided that any Escrow Agent hereunder who resigns in accordance with the terms hereof shall no longer be bound by this Agreement, but this Agreement, including, but not limited to the indemnification provisions hereof, shall remain in effect, notwithstanding such resignation, for purposes of determining the rights and duties of the Med-X Controlling Stockholder, the Cranston Stockholders, the Escrow Agent, and any successor Escrow Agent. No amendment or modification to this Agreement shall be in force or effect unless signed by the parties hereto.

     10.     No Trusteeship.  The Med-X Controlling Stockholder and the Cranston
             --------------
Stockholders agree that the Escrow Agent is acting solely as an escrowee hereunder and not as a trustee and that the Escrow Agent has no fiduciary duties, obligations or liabilities under this Agreement.

     11.     Confidentiality.  Except  as  required  by  applicable  law,  legal
             ---------------
process or other legal compulsion, the Escrow Agent shall hold all information relating to the transactions contemplated by this Agreement in strict confidence and under no circumstance shall any of the terms and conditions or the participants involved be disclosed, unless such disclosure is mandated by applicable law.

     12.     Mediation and Arbitration.  All disputes arising or related to this
             -------------------------
Agreement must exclusively be resolved first by mediation with a mediator selected by the parties, with such mediation to be held in Houston, Harris County, Texas. If such mediation fails, then any such dispute shall be resolved by binding arbitration under the Commercial Arbitration Rules of the American
Arbitration Association in effect at the time the arbitration proceeding commences, except that (a) Texas law and the Federal Arbitration Act must govern construction and effect, (b) the locale of any arbitration must be in Houston, Harris County, Texas, and (c) the arbitrator must with the award provide written findings of fact and conclusions of law. Any party may seek from a court of competent jurisdiction any provisional remedy that may be necessary to protect its rights or assets pending the selection of the arbitrator or the arbitrator's determination of the merits of the controversy. The exercise of such arbitration rights by any party will not preclude the exercise of any self-help remedies (including without limitation, setoff rights) or the exercise of any non-judicial foreclosure rights. An arbitration award may be entered in any court having jurisdiction.

     13.     Attorneys'  Fees.  In the event that it should become necessary for
             ----------------
any party entitled hereunder to bring suit against any other party for enforcement of the covenants contained herein, the parties hereby covenant and agree that the party who is found to be in violation of this Agreement shall also be liable to the other parties for all reasonable attorneys' fees and costs of court incurred by such other parties.

     14.     Benefit.  The  terms  and  provisions  of  this  Agreement shall be
             -------
binding upon, inure to the benefit of and be enforceable by, the parties hereto and their respective successors and permitted assigns.

     15.     Notices.  All  notices, requests, demands, and other communications
             -------
hereunder shall be in writing and delivered personally or sent by registered or certified United States mail, return receipt requested with postage prepaid, or by telecopy or e-mail, if to Med-X, the Med-X Controlling Stockholder, and the Subsidiary, addressed to

Mr. Hank A. Vanderkam at 1301 Travis, Suite 1200, Houston, Texas 77002, telephone (713) 547-8900, telecopier (713) 547-8910, and e-mail hpv@v-slaw.com; and if to Cranston and the Cranston Stockholders, addressed to Mr. Alan Moadel, 2 West 46th Street, Second Floor, New York, New York 10036, telephone (800) 930-8780, and email alan@epilx.com; and if to the Escrow Agent, addressed to Norman T. Reynolds, Esq. at 815 Walker Street, Suite 1250, Houston, Texas 77002, telephone (713) 237-3135, telecopier (713) 237-3202, and e-mail
nreynolds@gpm-law.com. Any party hereto may change its address upon 10 days' written notice to any other party hereto.

     16.     Construction.  Words  of any gender used in this Agreement shall be
             ------------
held and construed to include any other gender, and words in the singular number shall be held to include the plural, and vice versa, unless the context requires otherwise. In addition, the pronouns used in this Agreement shall be understood and construed to apply whether the party referred to is an individual, partnership, joint venture, corporation or an individual or individuals doing business under a firm or trade name, and the masculine, feminine and neuter pronouns shall each include the other and may be used interchangeably with the same meaning.

     17.     Waiver.  No  course  of  dealing on the part of any party hereto or
             ------
its agents, or any failure or delay by any such party with respect to exercising any right, power or privilege of such party under this Agreement or any instrument referred to herein shall operate as a waiver thereof, and any single or partial exercise of any such right, power or privilege shall not preclude any later exercise thereof or any exercise of any other right, power or privilege hereunder or thereunder.

     18.     Representations,  Warranties  and  Agreements  to  Survive.  All
             ----------------------------------------------------------
indemnity agreements set forth in this Agreement, as well as all representations, warranties, covenants and other agreements set forth in this Agreement shall remain operative and in full force and effect at the termination of this Agreement, and any successor of the parties shall be entitled to the benefit of the respective representations, warranties and agreements made herein.

     19.     Cumulative  Rights.  The  rights  and  remedies  contained  in this
             ------------------
Agreement shall be cumulative and the exercise or partial exercise of any such right or remedy shall not preclude the exercise of any other right or remedy.

     20.     Invalidity.  In  the  event  any  one  or  more  of  the provisions
             ----------
contained in this Agreement or in any instrument referred to herein or executed in connection herewith shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect the other provisions of this Agreement or any such other instrument.

     21.     Headings.  The  headings used in this Agreement are for convenience
             --------
and reference only and in no way define, limit, amplify or describe the scope or intent of this Agreement, and do not affect or constitute a part of this Agreement.

     22.     Excusable Delay.  The parties shall not be obligated to perform and
             ---------------
shall not be deemed to be in default hereunder, if the performance of a non-monetary obligation required hereunder is prevented by the occurrence of any of the following, other than as the result of the financial inability of the party obligated to perform: acts of God, strikes, lock-outs, other industrial disturbances, acts of a public enemy, war or war-like action (whether actual, impending or expected and whether de jure or de facto), acts of terrorists, arrest or other restraint of government (civil or military), blockades, insurrections, riots, epidemics, landslides, lightning, earthquakes, fires, hurricanes, storms, floods, washouts, sink holes, civil disturbances, explosions, breakage or accident to equipment or machinery, confiscation or seizure by any government or public authority, nuclear reaction or radiation, radioactive contamination or other causes, whether of the kind herein enumerated or otherwise, that are not reasonably within the control of the party claiming the right to delay performance on account of such occurrence.

     23.     No Third-Party Beneficiary.  Any agreement to pay an amount and any
             --------------------------
assumption of liability contained in this Agreement, express or implied, shall be only for the benefit of the undersigned parties and their respective successors and assigns (as herein expressly permitted), and such agreements and assumptions shall not inure to the benefit of the obligees or any other party, whomsoever, it being the intention of the parties hereto that no one shall be or be deemed to be a third-party beneficiary of this Agreement.

     24.     Law  Governing;  Jurisdiction.  This Agreement shall be governed by
             -----------------------------
and construed in accordance with the laws of the State of Texas, without regard to any conflicts of laws provisions thereof. Each party hereby irrevocably submits to the personal jurisdiction of the United States District Court for the Southern District of Texas, as well as of the District Courts of the State of Texas in Harris County, Texas over any suit, action or proceeding arising out of or relating to this Agreement. Each party hereby irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such mediation, arbitration, suit, action or proceeding brought in any such county and any claim that any such mediation, arbitration, suit, action or proceeding brought in such county has been brought in an inconvenient forum.

     25.     Incorporation  by Reference.  Any agreement referred to or included
             ---------------------------
herein constitutes an integral part to this Agreement and is incorporated into this Agreement by this reference.

     26.     Controlling  Agreement.  Other than the provisions of Paragraphs 12
             ----------------------
and 24 hereof, in the event of any conflict between the terms of this Agreement, the Merger Agreement, or the Other Agreements, the terms of the Merger Agreement shall control.

     27.     Multiple  Counterparts.  This  Agreement  may be executed in one or
             ----------------------
more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. A facsimile transmission or PDF copy of this signed Agreement shall be legal and binding on all parties hereto.

     28.     Entire  Agreement.  This  instrument  contains  the  entire
             -----------------
understanding of the parties with respect to the subject matter hereof, and may not be changed orally, but only by an instrument in writing signed by each of the parties hereto.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the day and year first above written.

                                   MED-X  SYSTEMS,  INC.



                                   By
                                     ------------------------------------------

                                     Hank A. Vanderkam, Chief Executive Officer


                                   EQUITABLE  ASSETS,  INC.



                                   By
                                     ------------------------------------------
                                     Hank  Vanderkam,  Chief Executive Officer


                                   CRANSTON,  INC.  (a  Nevada  corporation)



                                   By
                                     ------------------------------------------
                                     Hank Vanderkam, Chief Executive Officer

                                   CRANSTON, INC. (a New York corporation)



                                   By
                                     ------------------------------------------
                                     Alan  Moadel,  President


                                   GLAST,  PHILLIPS  &  MURRAY,  P.C.



                                   By
                                     ------------------------------------------
                                     Norman  T.  Reynolds

                                    EXHIBIT D
                             SUBSCRIPTION AGREEMENT


                                   MED-X, INC.
                             SUBSCRIPTION AGREEMENT

Med-X,  Inc.
2  West  46th  Street
2nd  Floor
New  York,  New  York  10036

     Re:     Receipt of Common Stock in connection with a Merger

Gentlemen:

     1.     Merger.  The  undersigned  hereby  agrees  to  accept  shares of the
            ------
common stock, no par value per share (the "Shares") of Med-X, Inc., a Nevada corporation (the "Company") indicated below in accordance with the terms of that certain Plan And Agreement of Triangular Merger (the "Plan of Merger") between Med-X Systems, Inc., Cranston, Inc., a Nevada Corporation, and Cranston, Inc., a New York corporation, of even date herewith (the "Offering"). The Plan of Merger is expressly incorporated herein by reference for all purposes.

     The undersigned hereby irrevocably offers to receive ___ Shares in exchange for ___ shares of the undersigned owned in Cranston, Inc., a New York corporation.

     2.     Representations  and  Warranties  of  the Investor.  The undersigned
            --------------------------------------------------
represents  and  warrants  as  follows:

          (a) The undersigned has received information provided to him in writing by the Company, or information from books and records of the Company, as specified below. The undersigned understands that all documents, records and books pertaining to this investment have been made available for inspection by him, his attorney and/or his accountant and/or his "Purchaser Representative" as defined in Regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act"), and that the books and records of the Company will be available, upon reasonable notice, for inspection by investors during reasonable business hours at the Company's principal place of business. The undersigned and/or his advisers have had a reasonable opportunity to ask questions of and receive answers from the Company, or a person or persons acting on its behalf, concerning the Offering, and all such questions have been answered to the full satisfaction of the undersigned. No oral representations have been made and, to the extent oral information has been furnished to the undersigned or his advisers in connection with the Offering, such information was consistent with all written information furnished.

          (b) Specifically, the undersigned was provided with access to the Company's filings with the Securities and Exchange Commission, including the following:

               (i) The Company's annual report to stockholders for the most recent fiscal year, the definitive proxy statement filed in connection with that annual report, and, if requested by the undersigned in writing, a copy of the Company's most recent Form 10-KSB under the Securities Exchange Act of 1934, as amended.

               (ii) The information contained in an annual report on Form 10-KSB under the Exchange Act.

               (iii) The information contained in any reports or documents required to be filed by the Company under Sections 13(a), 14(a), 14(c), and 15(d) of the Exchange Act since the distribution or filing of the reports specified above.

               (iv) A brief description of the securities being offered, and any material changes in the Company's affairs that are not disclosed in the documents furnished.

          (c) The undersigned (i) has adequate means of providing for his current needs and possible personal contingencies, (ii) has no need for liquidity in this investment, (iii) is able to bear the economic risks of an investment in the Shares for an indefinite period, and (iv) at the present time, could afford a complete loss of such investment.

          (d) The undersigned recognizes that the Shares as an investment involves special risks, including those disclosed to the undersigned by the Company.

          (e) The undersigned understands that the Shares have not been nor will be registered under the Securities Act or the securities laws of any state, in reliance upon an exemption therefrom for non-public offerings. The undersigned understands that the Shares must be held indefinitely unless they are subsequently registered, or an exemption from such registration is available. The undersigned further understands that the Company is under no obligation to register the Shares on his behalf or to assist him in complying with any exemption from registration.

          (f) The Shares are being received solely for his own account for investment and not for the account of any other person and not for distribution, assignment, or resale to others and no other person has a direct or indirect beneficial interest in the Shares. The undersigned or his advisers have such knowledge and experience in financial, tax, and business matters to enable him to utilize the information made available to him in connection with the Offering to evaluate the merits and risks of the prospective investment and to make an informed investment decision with respect thereto.

          (g) The undersigned, if a corporation, partnership, trust, or other entity, is authorized and otherwise duly qualified to receive and hold the Shares.

          (h) All information which the undersigned has provided to the Company concerning himself, his financial position, and his knowledge of financial and business matters, or, in the case of a corporation, partnership, trust or other entity, the knowledge of financial and business matters of the person making the investment decision on behalf of such entity, is correct and complete as of the date set forth at the end hereof, and if there should be any adverse change in such information prior to his subscription being accepted, he will immediately provide the Company with such information.

          (i) The undersigned understands and agrees that the following restrictions and limitations are applicable to his receipt and his resales, hypothecations or other transfers of the Shares pursuant to Regulation D under the Securities Act:

               (i) The undersigned agrees that the Shares shall not be sold, pledged, hypothecated or otherwise transferred unless the Shares are registered under the Securities Act, and the securities laws of any state or is exempt therefrom;

               (ii) A legend in substantially the following form has been or will be placed on any certificate(s) or other document(s) evidencing the Shares:

     THE SECURITIES REPRESENTED BY THIS INSTRUMENT OR DOCUMENT HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAW OF ANY STATE. WITHOUT SUCH REGISTRATION, SUCH SECURITIES MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT UPON DELIVERY TO THE COMPANY OF AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED FOR SUCH TRANSFER OR THE SUBMISSION TO
     THE COMPANY OF SUCH OTHER EVIDENCE AS MAY BE SATISFACTORY TO THE COMPANY TO THE EFFECT THAT ANY SUCH TRANSFER SHALL NOT BE IN VIOLATION OF THE SECURITIES ACT OF 1933, AS AMENDED, THE SECURITIES LAW OF ANY STATE, OR ANY RULE OR REGULATION PROMULGATED THEREUNDER.

               (iii) Stop transfer instructions to the transfer agent of the Shares have been or will be placed with respect to the Shares so as to restrict the resale, pledge, hypothecation or other transfer thereof, subject to the further items hereof, including the provisions of the legend set forth in subparagraph (ii) above; and

               (iv) The legend and stop transfer instructions described in subparagraphs (ii) and (iii) above will be placed with respect to any new certificate(s) or other document(s) issued upon presentment by the undersigned of certificate(s) or other document(s) for transfer.

          (j) The undersigned understands that neither the Securities and Exchange Commission nor the securities commission of any state has made any finding or determination relating to the fairness for public investment in the Shares and that the Securities and Exchange Commission as well as the securities commission of any state will not recommend or endorse any offering of securities.

          (k) The undersigned acknowledges and is aware that it never has been represented, guaranteed, or warranted to him by the Company, its directors, officers, agents or employees, or any other person, expressly or by implication, that the limited past performance or experience on the part of the Company, or any future projections will in any way indicate the predictable results of the ownership of the Shares or of the overall financial performance of the Company.

          (l)     The  undersigned  acknowledges  that
_________________________________  (complete  if  applicable)  has  acted as the
"Purchaser Representative" as defined in Regulation D promulgated under the Securities Act, and (i) that he can bear the economic risk of this investment;
(ii) he has relied upon the advice of the Purchaser Representative as to the merits of an investment in the Company and the suitability of such investment for the undersigned; and (iii) the Purchaser Representative has confirmed to him, in writing, any past, present or future material relationship, actual or contemplated, between the Purchaser Representative or its affiliates and the Company or its affiliates.

          (m) The undersigned acknowledges that the Company has made available to him or the Purchaser Representative, if any, or other personal advisers the opportunity to obtain additional information to verify the accuracy of the information furnished to him and to evaluate the merits and risks of this investment.

          (n) The undersigned confirms that he has consulted with the Purchaser Representative, if any, or other personal advisers and that the Purchaser Representative or other advisers have analyzed the information furnished to him and the documents relating thereto on his behalf and have advised him of the business and financial aspects and consequences of and potential liabilities associated with his investment in the Shares. The undersigned represents that he has made other risk capital investments or other investments of a speculative nature, and by reason of his business and financial experience and of the business and financial experience of those persons he has retained to advise him with respect to investments of this nature. In reaching the conclusion that he desires to acquire the Shares, the undersigned has carefully evaluated his financial resources and investments and acknowledges that he is able to bear the economic risks of this investment.

          (o) The undersigned acknowledges that all information made available to him and/or the Purchaser Representative, if any, and/or personal advisers in connection with his investment in the Shares, including the information furnished to him, is and shall remain confidential in all respects and may not be reproduced, distributed or used for any other purpose without the prior written consent of the Company.

          (p) The undersigned is an "Accredited Investor" as defined in Rule 501(a) of the Securities Act.

     3.     Indemnification.  The  undersigned  agrees  to  indemnify  and  hold
            ---------------
harmless the Company and its affiliates from and against all damages, losses, costs, and expenses (including reasonable attorneys' fees) which they may incur by reason of the failure of the undersigned to fulfill any of the terms or conditions of this subscription, or by reason of any breach of the representations and warranties made by the undersigned herein, or in any document provided by the undersigned to the Company.

     4.     Survival.  The  foregoing  representations,  warranties  and
            --------
undertakings are made with the intent that they may be relied upon in determining the undersigned's suitability as an investor in the Company and the undersigned hereby agrees that such representations and warranties shall survive his receipt of the Shares. The undersigned hereby acknowledges and agrees that he is not entitled to cancel, terminate or revoke this Subscription Agreement, or any agreements hereunder, and that this Subscription Agreement and such agreements shall survive (a) changes in the transactions, documents, and instruments previously furnished to the undersigned which are not materially adverse, and (b) the undersigned's death or disability.

     5.     Notices.  All  notices  or  other  communications  given  or  made
            -------
hereunder shall be in writing and shall be delivered or mailed by registered or certified mail, return receipt requested, postage prepaid, to the undersigned or to the Company at the respective addresses set forth herein.

     6.     Miscellaneous.
            -------------

          (a) Notwithstanding any of the representations, warranties, acknowledgments, or agreements made herein by the undersigned, the undersigned does not thereby or in any other manner waive any rights granted to the undersigned under federal or state securities laws.

          (b) Words of any gender used in this Subscription Agreement shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, and vice versa, unless the context requires otherwise.

          (c) In the event of any conflict between the terms of this Subscription Agreement or the Shares, the terms of this Subscription Agreement shall control.

          (d) This Subscription Agreement contains the entire understanding of the parties and may not be changed orally, but only by an instrument in writing signed by the party against whom enforcement of any waiver, change, modification, extension, or discharge is sought.

          (e) This Subscription Agreement shall be enforced, governed, and construed in all respects in accordance with the laws of the State of Texas and all obligations hereunder shall be deemed performable in Houston, Texas.

     IN WITNESS WHEREOF, I have executed this Subscription Agreement as of the ____ day of March, 2007.



                                               ---------------------------------
                                               (Signature)


                                               ---------------------------------
                                               (Print or Type Name)


                                               ---------------------------------
                                               Social Security Number


                                               ---------------------------------
                                               Address

Subscription  Accepted  this  ____  day  of  March,  2007.

MED-X,  INC.


By /s/ Alan Moadel
   --------------------------

    Alan  Moadel,  President